As filed with the Securities and Exchange Commission on June 7, 2010
1933 Act File No.   33-
1940 Act File No. 811-22422

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2

(Check appropriate box or boxes)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No. __
☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No.

DWS Floating Rate Opportunities Fund, Inc.
345 Park Avenue
New York, NY 10154

(212) 454-7190

Agent for Service
John Millette, Secretary
One Beacon Street
Boston, MA 02108

Copies of Communications to:
David A. Sturms, Esq. Cathy G. O’Kelly, Esq. Vedder Price P.C. 222 N. LaSalle Street Chicago, IL 60601

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement
_______________

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to section 8(c)
_______________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock	1,000	$20.00	$20,000	$1.43
(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Transmitted prior to filing.

The Registrant intends to amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS (Subject to Completion)
Issued _______________, 2010
_______ SHARES
DWS FLOATING RATE OPPORTUNITIES FUND, INC.
COMMON STOCK
_______________

DWS Floating Rate Opportunities Fund, Inc. (the “Fund”) is offering ______________ shares of common stock.  This is the initial public offering of the Fund’s shares of common stock, and no public market exists for its common stock.  The Fund is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives.  The Fund’s primary objective is to seek a high level of current income.  The Fund’s secondary objective is to seek capital preservation consistent with its primary goal of high current income.  The Fund pursues its investment objectives by investing primarily in adjustable rate loans that have a senior right to payment (“Senior Loans”) and other floating rate debt securities.  There is no assurance that the Fund will achieve its objectives.

No Prior History.  Because the Fund is newly organized, its common stock has no history of public trading. Common stock of closed-end funds frequently trade at prices lower than the fund’s net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their common stock in a relatively short period after the completion of this public offering. It is expected that the Fund’s common stock will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “     .”

(continued on following page)

Investing in common stock involves certain risks.  See “Risks” on page ___ of this prospectus.
________________

PRICE $_____ PER SHARE
________________

	Price to Public	Sales Load	Estimated Offering Expenses	Proceeds After Expenses to the Fund
Per Share	$_____	$_____	$_____	$_____
Total	$_________	$_________	$_________	$_________
_____________
The underwriters may also purchase up to an additional ___________ shares of common stock at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover over-allotments.  If such option is exercised in full, the total price to public, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $___________, $___________, $___________ and $___________, respectively.  See “Underwriters.”

The Fund will pay offering expenses (other than the sales load) up to an aggregate of $____ per share of the Fund’s common stock sold in this offering.  Deutsche Investment Management Americas Inc. has agreed to bear (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) that exceed $____ per share of the Fund’s common stock.  The aggregate offering expenses (other than the sales load), as of the date of this prospectus, are estimated to be $___________, all of which would be borne by the Fund.  The actual aggregate offering expenses and the respective dollar amounts borne by the Fund and Deutsche Investment Management Americas Inc. may be different.  Proceeds to the Fund are calculated after expenses paid by the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares of common stock to purchasers on or about ____________, 2010.
________________

[UNDERWRITER]
_____________, 2010.

(continued from previous page)

Principal Strategies. Under normal conditions, the Fund will pursue its investment objectives by investing at least eighty percent (80%) of its managed assets in Senior Loans and other floating rate debt securities.  Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities.  Senior Loans typically offer interest payments that vary with a benchmark indicator of prevailing interest rates, such as the prime rate offered by one or more major U.S. banks or the London Interbank Offered Rate.  Senior Loans typically are of below-investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at time of purchase, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s) and BB or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings Inc. (“Fitch”), or, if unrated, are determined to be of comparable quality by the investment adviser.

The Fund may invest in securities of any quality, maturity or duration, and in securities of U.S. and non-U.S. issuers.  Under normal conditions, the Fund may invest up to twenty percent (20%) of its managed assets in (i) other debt securities, including corporate, governmental and emerging market issuers; (ii) equity securities; (iii) other investment companies; and (iv) structured products and strategic transactions, including, but not limited to, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, credit derivatives and other derivative instruments.

Leverage.  The Fund may borrow and/or issue preferred stock, notes or debt securities to the extent permitted by the Investment Company Act of 1940, as amended, for investment purposes. These practices are known as leveraging. Any use of leverage would create a greater risk of loss for the shares of common stock than if leverage is not used.

Investment Adviser.  The Fund’s investment adviser is Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Adviser”).  DIMA is part of the U.S. asset management activities of Deutsche Bank AG.

________________

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common stock, and retain it for future reference.  A statement of additional information, dated _____________, 2010, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the statement of additional information, the table of contents of which is on page ___ of this prospectus, annual and semi-annual reports to stockholders when available, and other information about the Fund, by calling (___) ___-____ or by writing to the Fund or by visiting the Fund’s website at ________________ (information included on the website does not form a part of this prospectus) or obtain a copy (and other information regarding the Fund) from the U.S. Securities and Exchange Commission’s web site (http://www.sec.gov).

________________

The Fund’s common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus.  Neither the Fund nor the underwriters have authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund’s business, financial condition and results of operations may have changed since that date.

Until _______________, 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the shares of common stock, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the statement of additional information contain “forward-looking statements.”  Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms.  Such forward-looking statements may be contained in this prospectus.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect the Fund’s  actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and global economy, and conditions in the stock and credit related markets.

Although the Fund believes that the expectations expressed in its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in its forward-looking statements.  The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of this prospectus.  All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus.  Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risks” section of this prospectus.  We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund’s securities.

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PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus.  This summary may not contain all of the information that you should consider before investing in the Fund’s shares of common stock offered by this prospectus (“Common Shares”).  You should review the more detailed information contained in this prospectus and the statement of additional information, especially the information set forth under the headings “Investment Objectives, Strategies and Policies” and “Risks.”

The Fund	DWS Floating Rate Opportunities Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering
The Fund is offering shares of common stock, $____ par value per share, at $____ per share through a group of underwriters led by [UNDERWRITER].  The minimum purchase in this offering is ___ Common Shares ($____).  The Fund has given the underwriters an option to purchase up to _________ additional Common Shares to cover over-allotments.  See “Underwriters.”  The Fund will pay offering expenses (other than the sales load) up to an aggregate of $____ per share of the Fund’s Common Shares sold in this offering.  Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Adviser”), the investment adviser to the Fund, has agreed to bear (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) that exceed $____ per share of the Fund’s Common Shares.  The aggregate offering expenses (other than the sales load) to be incurred by the Fund currently are estimated to be $_______.  Proceeds to the Fund are calculated after expenses paid by the Fund.

Investment Objectives
The Fund’s primary objective is to seek a high level of current income.  The Fund’s secondary objective is to seek capital preservation consistent with its primary goal of high current income.  There is no assurance that the Fund will achieve its objectives.  See “Investment Objectives, Strategies and Policies.”

Principal Investment Strategies
Under normal conditions, the Fund will pursue its investment objectives by investing at least 80% of its Managed Assets (as defined below) in adjustable rate loans that have a senior right to payment (“Senior Loans”) and other floating rate debt securities.  Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities.  Senior Loans typically offer interest payments that vary with a benchmark indicator of prevailing interest rates, such as the prime rate offered by one or more major U.S. banks or the London Interbank Offered

Rate (LIBOR).  Senior Loans typically are of below investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at time of purchase, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s") and BB or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings Inc. (“Fitch”), or, if unrated, are determined to be of comparable quality by the Investment Adviser. The Senior Loans in which the Fund invests are generally fully collateralized with assets and/or cash flow that portfolio management believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan.  The loan arrangement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. The Fund may invest assets in Senior Loans that are not secured by collateral, which loans involve a greater risk of loss.

Senior Loans generally are arranged through private negotiations between a borrower and a financial institution that acts as agent for the holder(s) of a loan.  The Fund will generally acquire Senior Loans from, and sell Senior Loans to, financial institutions that act as lenders.  The agent and the other original lenders typically have the right to sell interests (“participations”) in their share of the Senior Loan to other participants, and to assign all or a portion of their interests (“assignments”) in the Senior Loan to other participants.  While the Senior Loan interests held by the Fund typically will be structured as assignments, the Fund may also purchase participations.  When the Fund acquires an assignment, the Fund typically will have a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement.  When the Fund acquires a participation, the Fund typically will have a contractual relationship only with the lender, not with the borrower, and therefore the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement.

The Fund may invest in securities of any quality, maturity or duration and in securities of U.S. and non-U.S. issuers.  Under normal conditions, the Fund may invest up to twenty percent (20%) of its Managed Assets in (i) other debt securities, including corporate, governmental and emerging market issuers; (ii) equity securities; (iii) other investment companies; and (iv) structured products and strategic transactions, including, but not limited to, collateralized debt obligations collateralized bond obligations collateralized loan obligations credit derivatives and other derivative instruments.  “Investment Objectives Strategies and Policies—Principal Investment Strategies.”

Use of Leverage
The Fund may borrow and/or issue preferred stock, notes or debt securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), for investment purposes.  These practices are known as leveraging.  The Investment Adviser will assess whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. Based on current conditions, the Investment Adviser does not initially intend to use leverage.  Leverage, if used, is expected to take the form of a borrowing.  If the net rate of return on the Fund’s investments purchased with the leverage proceeds exceeds the interest or dividend rate payable on the leverage, such excess earnings will be available to pay higher dividends to holders of the Fund’s Common Shares (the “Common Shareholders”).  If the net rate of return on the Fund’s investments purchased with leverage proceeds does not exceed the costs of leverage, the return to Common Shareholders will be less than if leverage had not been used.  The use of leverage magnifies gains and losses to Common Shareholders. See “Use of Leverage” and “Risks—Leverage Risks.”

Investment Adviser
The Fund’s investment adviser is DIMA (as defined above).  DIMA provides a full range of investment advisory services to retail and institutional clients.  DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.  DIMA is part of Deutsche Asset Management, the global asset management division of Deutsche Bank AG.  DIMA also acts as the Fund’s administrator.

The Fund has agreed to pay DIMA a management fee payable on a monthly basis at the annual rate of _____% of the Fund’s average daily Managed Assets for the services and facilities it provides. “Managed Assets” means the average daily total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing financial leverage). For more information on fees and expenses, see “Summary of Fund Expenses” and “Management of the Fund.”

Dividends and Distributions
The Fund intends to distribute to Common Shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, and substantially all its remaining net investment income, if any, at least annually.  The Fund expects to declare its initial monthly dividend within __ days and pay its initial monthly dividend within __ days after the completion of this offering, depending on market conditions.  See “Dividends and Distributions.”

Listing of Common Shares	It is expected that the Common Shares will be approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the symbol “______.”

Risk Considerations	Risk is inherent in all investing. Therefore, before investing in the Common Shares, you should consider the following risks as well as the other information in this prospectus.

Structural Risks:

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program.  The Fund is intended for investors seeking a high level of current income over the long-term and is not intended to be a short-term trading vehicle.  An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objectives as well as the investor’s other investments when considering an investment in the Common Shares.

Leverage Risk. The Fund may borrow, or issue debt or preferred stock to the extent permitted by the 1940 Act.  The use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of Common Shares.  Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented.  Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.  As a result, leverage may cause greater changes in the Fund’s net asset value.  The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return.  The leverage costs may be greater than the Fund’s return on the underlying investment.  The Fund’s leveraging strategy may not be successful. See “Leverage” and “Risks—Leverage Risk.”

Market Discount.  Common stock of closed-end management investment companies frequently trade at a discount from their net asset value.  This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s common stock may trade at a price that is less than the initial offering price. The costs and expenses of any borrowing or other form of leverage would result in further dilution.  See “Risks—Market Discount and Leverage Risk.”

Non-Diversified Status.  As a “non-diversified” investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer and, accordingly, may invest a greater portion of its assets in the securities of a similar number of issuers than a diversified fund.  An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.

Investment-Related Risks:

The risks listed below are in alphabetical order.

Below Investment Grade Securities Risk.  The Fund may invest a substantial portion of its assets in Senior Loans and other debt securities that are rated below investment grade or of equivalent quality.  Such securities are commonly referred to as “junk” or high yield securities and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal.  Lower grade securities may be particularly susceptible to economic downturns.  It is likely that a prolonged or deepening economic recession could adversely affect the ability of issuers of such securities to repay principal and interest thereon, increase the incidence of default for such securities, and severely disrupt the market value of such securities.

Lower grade securities are characterized by higher risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for lower grade securities may be less liquid than that for higher rated securities.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.  Because of the substantial risks associated with investments in lower grade securities, investors could lose money on their investment in the Common Shares, both in the short-term and long-term. See “Investment Objectives, Strategies and Policies—Below Investment Grade Securities” and “Risks—Below Investment Grade Securities Risk.”

Conflict of Interest Risk.  Affiliates of the Investment Adviser may participate in the primary and secondary market for Senior Loans.  Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the Senior Loan market may restrict the Fund’s ability to acquire some Senior Loans or affect the timing or price of such acquisition.  Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.  “Risks—Conflict of Interest Risk.”

Counterparty Risk. Changes in the credit quality of companies that serve as counterparties to Strategic Transactions (as defined below), repurchase agreements or other transactions supported by such entity’s credit will affect the value of such instruments.  Certain entities that have served in these capacities have recently incurred significant financial hardships, including bankruptcy and losses as a result of exposure to sub-prime mortgages or other lower quality credit investments that have experience recent defaults or otherwise suffered extreme credit deterioration.  Other entities are the subject of ongoing regulatory investigations and civil and/or criminal lawsuits arising from mortgage-related activities.  Such events have impacted such entities capital and, in some cases, called into question their continued ability to perform their obligations under such transactions.  By using Strategic Transactions, the Fund assumes the risks that its counterparties could experience similar financial hardships or regulatory scrutiny.  In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate the position in a timely manner or at all.  See “Risks—Counterparty Risk.”

Credit Risk.  Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status.  To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities.  The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.  Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline.  In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding.  Any such non-payment could result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a reduction in the Fund’s net asset value.  There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.   The Fund principally invests in below-investment-grade floating rate loans, which are considered speculative because of the credit risk of their borrowers.  Such borrowers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances.

The Fund invests in Senior Loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange.  The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities.  In evaluating the creditworthiness of borrowers, the Investment Adviser relies on its own evaluation of borrowers, but will consider, and may rely in part on, analyses performed by others.  As a result, the Fund is particularly dependent on the analytical abilities of the Investment Adviser.  See “Risks—Credit Risk.”

Derivatives Risk.  Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.  There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.  See “Risks—Derivatives Risk.”

Distressed and Defaulted Securities Risk.  Investments in the securities of financially distressed companies involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of, or interest on, its portfolio holdings.  In any reorganization or liquidation proceeding relating to the issuer or borrower, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer or borrower.  The Investment Adviser’s judgments about the credit quality of the borrower or the issuer and the relative value of its securities may prove to be wrong.  See “Risks—Distressed and Defaulted Securities Risk.”

Emerging Market Risk.  All of the risks of investing in foreign securities, as discussed below, are increased in connection with investments in securities of emerging market issuers.  In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability.  High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.  These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets.  For these and other reasons, investments in securities of emerging market issuers are often considered speculative.  See “Risks—Emerging Markets Risk.”

Foreign Investment Risk.  Foreign investments involve certain special risks.  Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.  Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.  There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.  The Fund may invest in securities denominated in foreign currencies.  This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.  Legal remedies for investors may be more limited than the remedies available in the U.S.  Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Fund.  In addition, special U.S. tax considerations may apply to the Fund’s foreign investments.

Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments.  This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market.  Brokerage commissions and other fees may be higher for foreign investments than for U.S. investments.  The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.  See “Risks—Foreign Investments Risk.”

Interest Rate Risk.  Interest rate risk is the risk that the value of debt securities in the Fund’s portfolio could be adversely affected by interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments.  However, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults, which may cause a further decline in the Fund’s value, and a decrease in interest rates could adversely affect the income earned by the Fund from its Senior Loans.  The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. See “Risks—Interest Rate Risk.”

Investment Company Risk.  The Fund may invest in securities of other investment companies.  As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, including the investment company’s investment advisory and administrative fees.  At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this prospectus.  Securities of business development companies, a type of closed-end investment company, also may include risks commonly associated with private equity and venture capital investments, and may be subject to a higher degree of risk.  See “Risks—Investment Company Risk.”

Lender Liability Risk.   A number of U.S. judicial decisions have upheld judgments of borrowers  against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that the lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of  a fiduciary duty owed to the borrower or its other creditors of shareholders.  Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that, in some case, form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of the borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equity subordination.”

Because affiliates of, or persons related to, the Investment Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity of other holdings. See “Risks—Lender Liability Risk.”

Liquidity Risk.  The Fund may invest without limitation in securities for which there is no readily available trading market or which are otherwise illiquid.  The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans and other securities in which the Fund may invest are not readily marketable and may be subject to restrictions on resale.  Senior Loans and second lien loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the securities in which the Fund will invest.  Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.  See “Risks—Liquidity Risk.”

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.  See “Risks—Market Disruption and Geopolitical Risk.”

Market Risk.  An investment in the Common Shares represents an indirect investment in the portfolio of
Senior Loans and other securities held by the Fund, and the value of such securities may fluctuate, sometimes rapidly and unpredictably.  Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market.  In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on loans acquired by the Fund, thus reducing Fund returns.  During periods of limited supply of Senior Loans, the Fund’s yield may be lower.  Because the Fund will invest heavily in one category of loans, market risk is more pronounced for the Fund than for funds that invest in a more diverse set of securities.  See “Risks—Market Risk.”

Pricing Risk.  At times, market conditions may make it difficult to value some investments, and the Fund may use certain valuation methodologies for some of its investments, such as fair value pricing.  Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale.  If the Fund has valued its securities too highly, you may pay too much for Fund shares when you buy into the fund.  If the Fund has underestimated the price of its securities, you may not receive the full market value when you sell your Fund shares.  A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability to realize full value and thus cause a material decline in the Fund’s net asset value.  See “Risks—Pricing Risk.”

Second Lien Loan Risk.  Second lien loans generally are subject to similar risks as those associated with investments in Senior Loans.  Because second lien loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.  This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.  Second lien loans generally have greater price volatility than Senior Loans and may be less liquid.

There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans.  Second lien loans share the same risks as other below investment grade securities.  See “Risks—Second Lien Loan Risk.”

Securities Lending Risk.  To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.  See “Risks—Securities Lending Risk.”

Senior Loan Risk.  Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  Senior Loans are typically rated below investment grade.  As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  Although Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization, there is no assurance that such trend will continue.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.

Senior Loans are subject to other risks described herein including below investment grade risk, credit risk, liquidity risk and pricing risk.  See “Investment Objectives, Strategies and Policies—Senior Loans” and “Risks—Senior Loan Risk.”

Strategic Transactions Risk.  The Fund may engage in various other portfolio strategies, including interest rate and foreign currency transactions, options, futures and other derivatives transactions including various types of credit derivatives (“Strategic Transactions”), for hedging and risk management purposes and to enhance total return.  The use of Strategic Transactions to enhance total return may be particularly speculative.  The use of Strategic Transactions is a highly specialized activity, which involves strategies and risks different from those associated with ordinary portfolio security transactions. Risks associated with Strategic Transactions include:  the risk that the transaction is not well correlated with the security, index or currency to which it relates; the risk that position may result in losses or missed opportunities; the risk that the Fund will be unable to sell the position because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the Strategic Transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.  The Fund’s risk of loss in Strategic Transactions varies widely depending on the form of the transaction.  Certain Strategic Transactions have the potential for unlimited loss, regardless of the size of the initial investment. There is no guarantee that Strategic Transactions, to the extent employed, will have the intended effect, and their use could cause lower returns or losses to the Fund. The use of Strategic Transactions by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.  Strategic Transactions are subject to counterparty risk.  See “Investment Objectives, Strategies and Policies—Strategic Transactions” and “Risks—Strategic Transactions Risk.”

Structured Products Risk.  Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.  The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses.  Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.  If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market.  Many types of structured products are privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in such instruments may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to:  (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the securities held are subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may result in disputes with the issuer or unexpected investment results.  The various participants in the structured product, including the underwriter or placing agent, may have conflicts of interest with respect to the transaction.  See “Investment Objectives, Strategies and Policies” and “Risks—Structured Products Risk.”

Tax Risk.  The federal income tax treatment of some of the Fund’s investments, such as certain below investment grade securities, may not be clear or may be subject to re-characterization by the Internal Revenue Service (the “IRS”).  If the Fund’s characterization of such investments is successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.  See “Risks–Tax Risk” and “U.S. Federal Income Tax Matters.”

Anti-Takeover Provisions in Maryland Law and the Fund’s Charter and By-Laws

Maryland law and the Fund’s Charter and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at net asset value.  See “Certain Provisions of the Fund’s Charter and By-Laws and of Maryland Law.”

Custodian, Transfer Agent and Dividend-Disbursing Agent

____________________ will act as the Fund’s custodian.  DWS Investments Service Company will act as the Fund’s transfer agent and dividend-disbursing agent.  See “Custodian, Transfer Agent and Dividend-Disbursing Agent.”

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to Common Shares.  The Investment Adviser (and not the Fund) will pay marketing and structuring fees to certain underwriters in connection with this offering.  For information regarding the marketing and structuring fees payable by the Investment Adviser (and not the Fund) to certain underwriters in connection with this offering, see “Underwriters — Additional Compensation to be Paid by the Investment Adviser.”

Shareholder Transaction Expenses	Percentage of Offering Price
Sales Load (as a percentage of offering price)%
Expenses Borne by the Fund(1)%

Percentage of Net Assets Attributable to Common Shares(1)
Annual Expenses
Management Fee	%
Other Expenses(2)%
Total Annual Expenses	%
_____________
(1)
The Fund will pay offering expenses (other than the sales load) up to an aggregate of $____ per share of the Fund’s Common Shares sold in this offering.  DIMA has agreed to bear (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) that exceed $____per share of the Fund’s Common Shares.  The aggregate offering expenses (other than the sales load) are estimated to be $_______.  Proceeds to the Fund are calculated after expenses paid by the Fund.

(2)	Includes an administrative fee payable to DIMA of ____% of the Fund’s average daily Managed Assets. The Management Fee is also charged as a percentage of the Fund’s average daily Managed Assets.

The purpose of the table above and the example below is to help you understand certain fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.  The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately _________ Common Shares.  If the Fund issues fewer Common Shares, estimated expenses could be higher as a percentage of net assets attributable to Common Shares, which could adversely affect the investment performance of the Fund.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $____ and estimated expenses of this offering payable by the Fund of $____), assuming (1) ”Total Annual Expenses” of ____% of net assets attributable to Common Shares and (2) a 5% annual return.*

	1 Year	3 Years	5 Years	10 Years
Cumulative Expenses Paid for the Period of:	$___	$___	$___	$____

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those assumed.

_______________
*
The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at the Common Share net asset value.  The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act.  The Fund was incorporated as a Maryland corporation on June 4, 2010.  As a newly organized entity, the Fund has no operating history.  The Fund’s principal office is located at 345 Park Avenue, New York, New York 10154, and its telephone number is (___) ___-____.

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $___________ ($___________ if the underwriters exercise the over-allotment option in full), after deduction of the sales load and payment of estimated offering expenses payable by the Fund.  The Fund will pay all of its offering costs up to $____ per Common Share, and the Investment Adviser has agreed to bear (i) all of the Fund’s organizational costs and (ii) all of the Fund’s offering costs (other than sales load) that exceed $____ per Common Share.  The Investment Adviser anticipates that the investment of the net proceeds will be made in accordance with the Fund’s investment objectives and policies, as appropriate investment opportunities are identified, within approximately three months after completion of this offering.  Pending such investment, those proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities.  See “Investment Objectives, Strategies and Policies.”

INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

 Investment Objectives

The Fund’s primary objective is to seek a high level of current income.  The Fund’s secondary objective is to seek capital preservation consistent with its primary goal of high current income.  The Fund will pursue its investment objectives by investing primarily in Senior Loans and other floating rate debt securities.  There is no assurance that the Fund will achieve its objectives.

 Principal Investment Strategies

Under normal conditions, the Fund will pursue its investment objectives by investing at least 80% of its Managed Assets in Senior Loans and other floating rate debt securities.  Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities.  Senior Loans typically offer interest payments that vary with a benchmark indicator of prevailing interest rates, such as the prime rate offered by one or more major U.S. banks or the LIBOR.  Senior Loans typically are of below investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at time of purchase, are rated Ba1 or lower by Moody’s and BB or lower by S&P or Fitch, or, if unrated, are determined to be of comparable quality by the Investment Adviser. The Senior

Loans in which the Fund invests are generally fully collateralized with assets and/or cash flow that portfolio management believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan.  The loan arrangement may or may not require the borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. The Fund may invest assets in Senior Loans that are not secured by collateral, which loans involve a greater risk of loss.

Senior Loans generally are arranged through private negotiations between a borrower and a financial institution that acts as agent for the holder(s) of a loan.  The Fund will generally acquire Senior Loans from, and sell Senior Loans to, financial institutions that act as lenders.  The agent and the other original lenders typically have the right to sell interests (“participations”) in their share of the Senior Loan to other participants, and to assign all or a portion of their interests (“assignments”) in the Senior Loan to other participants.  While the Senior Loan interests held by the Fund typically will be structured as assignments, the Fund may also purchase participations.  When the Fund acquires an assignment, the Fund typically will have a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement.  When the Fund acquires a participation, the Fund typically will have a contractual relationship only with the lender, not with the borrower, and therefore, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement.

The Fund may invest in securities of any quality, maturity or duration and in securities of U.S. and non-U.S. issuers.  Under normal conditions, the Fund may invest up to twenty percent (20%) of its Managed Assets in (i) other debt securities, including corporate, governmental and emerging market issuers; (ii) equity securities; (iii) other investment companies; and (iv) structured products and strategic transactions, including, but not limited to, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, credit derivatives, and other derivative instruments.

The Fund may also invest in swaps, including credit default, total return, index and interest rate swaps to seek credit exposure similarly to the types of assets that the Fund can invest in directly. In addition the Fund may use various other investment techniques, including interest rate and foreign currency transactions, options, futures and other derivative transactions, for hedging and risk management purposes or to enhance total return.

 Types of Securities and Investment Techniques

The security types and investment techniques listed below are in alphabetical order.

Below Investment Grade Securities.  The Fund may invest without limit in below investment grade securities, such as those rated Ba or lower by Moody’s and BB or lower by S&P or Fitch or securities comparably rated by other rating agencies, or in unrated securities determined by the Investment Adviser to be of comparable quality.  A significant portion of the Fund’s portfolio may consist of below investment grade securities.  Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.  Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  Securities rated C by one or more ratings agencies are regarded as having extremely poor prospects of ever attaining any real investment standing.  Securities rated D by one or more ratings agencies are in default and the payment of interest and/or repayment of principal is in arrears.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Investment Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Collateralized Bond Obligations.  The Fund may invest in collateralized bond obligations (“CBOs”), which are structured securities backed by a diversified pool of high yield, public or private debt securities.  These may be fixed pools or may be “market value” (or managed) pools of collateral.  The pool of high yield securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate.  The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Collateralized Loan Obligations.  A collateralized loan obligation (“CLO”) is a structured debt security, issued by a financing company (generally called a Special Purpose Vehicle or “SPV”), that was created to reapportion the risk and return characteristics of a pool of assets.  The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV.  The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO.  The SPV is a company founded solely for the purpose of securitizing payment claims and its only asset is the risk arising out of this diversified asset pool.  On this basis, marketable securities are issued, which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets.  The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

Collateralized Mortgage Obligations.  A collateralized mortgage obligation (“CMO”) is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans.  CMOs may be collateralized by (i) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates, (ii) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (iii) unsecuritized conventional mortgages, (iv) other mortgage-related securities or (v) any combination thereof.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.  The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways.  One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index).  These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon.  The Fund also may invest in inverse floating rate CMOs.  Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR.  Accordingly, the coupon rate thereon will increase as interest rates decrease.  Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.  Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes.  The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor.  Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.  The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin.  The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities.  It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities (“CMBS”) generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties.  CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans.  This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans.  Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.  Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages.  The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.  On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool.  Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior mortgage-related securities.

The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-related securities.  In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending.  Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans.  In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom.  Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Corporate Bonds.  The Fund may invest in corporate bonds.  The investment return of corporate bonds reflects interest on the security and changes in the market value of the security.  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates.  The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place.  There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Credit Derivatives.  The Fund may engage in credit derivative transactions.  There are two broad categories of credit derivatives:  default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives:  swaps, options and structured instruments.  A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to purchase or be “long” a third party’s credit risk and the other party (the “buyer”) to sell or be “short” the credit risk.  Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond.  In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond’s par value plus interest.  Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes is preferable to actually purchasing the security.

Distressed and Defaulted Securities.  The Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default.  Such investments generally trade significantly below par and are considered speculative.  The repayment of defaulted obligations is subject to significant uncertainties.  Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.  Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Emerging Markets Investments.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include:  (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings, commonly referred to as “Brady Bonds”; (ii) debt obligations of supranational entities; (iii) debt obligations and other debt securities of foreign corporate issuers; (iv) debt obligations of U.S. corporate issuers; (v) credit securities issued by corporations that generate significant profits from emerging market countries; and (vi) structured securities, including, but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices.  The Fund may also invest in securities denominated in currencies of emerging market countries.  Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  There is no minimum rating criteria for the Fund’s investments in such securities.

Investment Companies.  The Fund may invest in securities of other open- or closed-end investment companies to the extent permitted by the 1940 Act. The Fund expects that these investments will include securities of exchange-traded funds (“ETFs”) and business development companies. ETFs generally are passively managed and seek to track or replicate a desired index. Business development companies generally are specialty finance companies that provide debt and/or equity capital to companies at various stages of development from emerging growth companies to expansion-stage companies to established companies.

Loans of Portfolio Securities.  To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements, and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and, in some cases, even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the

Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e., income other than qualified dividend income). See “Investment Policies and Techniques — Lending of Portfolio Securities” in the Fund’s statement of additional information.

Second Lien Loans.  The Fund may invest in second lien loans, which have the same characteristics as Senior Loans (discussed below) except that such loans are second in lien property rather than first.  Second lien loans typically have adjustable floating rate interest payments.  Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral.  In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan.  It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Senior Loans.  Senior Loans hold the most senior position in the capital structure of a business entity (the “borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes.  Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.  These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are determined daily, monthly, quarterly or semi-annually.  Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates.  The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio.  As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease.

The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

The Fund may purchase Senior Loans on a direct assignment basis.  If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender.  Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund.  For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, owning such collateral may impair the Fund’s ability to qualify as a regulated investment company for federal income tax purposes.

The Fund may also purchase, without limitation, participations in Senior Loans.  The participation by the Fund in a lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower.  As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the borrower.  Such indebtedness may be secured or unsecured.  Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.  Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.  During the period in which the net proceeds of this offering of Common Shares are being invested or during periods in which the Investment Adviser determines that they are temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents, short-term debt securities or U.S. government securities.

Strategic Transactions.  The Fund may, but is not required to, use various other Strategic Transactions described below for hedging and risk management purposes or to enhance total return.  Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objectives, no assurance can be given that they will be successful.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps.  The Fund also may purchase derivative instruments that combine features of these instruments.  Collectively, all of the above are referred to as “Strategic Transactions.”  The Fund generally uses Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  The Fund may use Strategic Transactions to enhance total return, although the Fund will commit variation margin for Strategic Transactions that involve futures contracts in accordance with the rules of the Commodity Futures Trading Commission.

Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured.  Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.  The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency on a specified date.  Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.  A more complete discussion of Strategic Transactions and their risks is contained in the Fund’s statement of additional information under the heading “Investment Policies and Techniques—Strategic Transactions and Risk Management.”

Stripped Mortgage-Backed Securities.  The Fund may invest in stripped mortgage-backed securities.  Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments.  Mortgage securities may be partially stripped so that each investor class receives some interest and some principal.  When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, and all of the principal is distributed to holders of another type of security known as a principal-only security.  Strips can be created in a pass-through structure or as tranches of a CMO.  The yields to maturity on interest-only and principal-only securities are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in interest-only securities.  Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on principal only securities could be materially and adversely affected.

USE OF LEVERAGE

The Fund may borrow funds and/or issue preferred stock, notes or debt securities to the extent permitted by the 1940 Act for investment purposes.  These practices are known as leveraging.  The Fund is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of borrowing (which includes amounts borrowed for investment purposes) to purchase portfolio securities and for portfolio management purposes.  The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s portfolio securities.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund.  Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33⅓% of the value of the Fund’s total assets including the amount borrowed).  Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such divided, distribution, or purchase price, at the case may be.  Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred stock.  If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any preferred stock of at least 200%.  Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any preferred stock will elect two directors.  In the event the Fund failed to pay dividends on its preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the directors until the dividends are paid.

Assuming the use of leverage in the amount of 33⅓% of the Fund’s total assets (including the proceeds of the leverage) and an annual interest/dividend rate on leverage of _____% payable on such leverage based on estimated market interest/dividend rates as of the date of this prospectus, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest/dividend payments is _____%.  The Fund’s actual cost of leverage will be based on market interest/dividend rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

The following table is furnished pursuant to requirements of the Securities and Exchange Commission.  It is designed to illustrate the effect of leverage on total return on shares of common stock, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be.  The table further reflects the use of leverage representing approximately 33⅓% of the Fund’s total assets after such issuance and the Fund’s currently projected annual interest/dividend rate of _____%.  See “Risks” and “Use of Leverage.” The table does not reflect any offering costs of Common Shares or leverage.

Assumed Portfolio Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(____)%	(___)%	(___)%	___%	____%

Total return is composed of two elements — the common stock dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns.  As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Investment Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets.  Because the leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s management fees and other expenses.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund’s Common Shares.

 Structural Risks:

 No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

 Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income over the long-term, and is not intended to be a short-term trading vehicle.  An investment in the Common Shares of the Fund should not be considered a complete investment program.  Each investor should take into account the Fund’s investment objectives as well as the investor’s other investments when considering an investment in the Common Shares.

 Leverage Risk

The Fund may borrow, or issue debt or preferred stock to the extent permitted by the 1940 Act.  The use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of Common Shares.  Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented.  Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.  As a result, leverage may cause greater changes in the Fund’s net asset value.  The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return.  The leverage costs may be greater than the Fund’s return on the underlying investment.  The Fund’s leveraging strategy may not be successful.

If the Fund were to utilize leverage, it anticipates that the money borrowed for investment purposes will pay interest based on shorter-term interest rates that would be periodically reset.  So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged.  If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares.  Recent developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of Common Shares.

There is no assurance that a leveraging strategy, if the Fund decides to utilize leverage, will be successful.  Leverage involves risks and special considerations for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the Common Shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

•	when the Fund uses financial leverage, the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

The use of leverage generally will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues preferred shares, to maintain asset coverage in conformity with the requirements of the 1940 Act).  While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes.  Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.  Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements.  The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or preferred shares issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.  The Investment Adviser does not believe that these covenants or guidelines will impede them from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies if the Fund were to utilize leverage.

 Market Discount

Common stock of closed-end management investment companies frequently trade at a discount from their net asset value.  This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. The costs and expenses of any borrowing or other form of leverage would result in further dilution.

 Non-Diversified Status

As a “non-diversified” investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer and, accordingly, may invest a greater portion of its assets in the securities of a similar number of issuers than a diversified fund.  An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.

Investment-Related Risks:

The risks listed below are in alphabetical order.

Below Investment Grade Securities Risk

The Fund may invest a substantial portion of its assets in Senior Loans and other debt securities that are rated below investment grade or of equivalent quality.  Such securities are commonly referred to as “junk” or high yield securities and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal.  Lower grade securities may be particularly susceptible to economic downturns.  It is likely that a prolonged or deepening economic recession could adversely affect the ability of issuers of such securities repay principal and interest thereon, increase the incidence of default for such securities and severely disrupt the market value of such securities.

Lower grade securities are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The retail secondary market for lower grade securities may be less liquid than that for higher rated securities.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.  Because of the substantial risks associated with investments in lower grade securities, investors could lose money on their investment in the Common Shares, both in the short-term and long-term.

 Conflict of Interest Risk

Affiliates of the Investment Adviser may participate in the primary and secondary market for Senior Loans.  Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the Senior Loan market may restrict the Fund’s ability to acquire some Senior Loans, or affect the timing or price of such acquisition.  Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.

 Counterparty Risk

Changes in the credit quality of companies that serve as counterparties to Strategic Transactions, repurchase agreements or other transactions supported by such entity’s credit will affect the value of such instruments.  Certain entities that have served in these capacities have recently incurred significant financial hardships, including bankruptcy and losses as a result of exposure to sub-prime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration.  Other entities are the subject of ongoing regulatory investigations and civil and/or criminal lawsuits arising from mortgage-related activities.  Such events have impacted such entities capital and, in some cases, called into question their continued ability to perform their obligations under such transactions.  By using Strategic Transactions, the Fund assumes the risks that its counterparties could experience similar financial hardships or regulatory scrutiny.  In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate the position in a timely manner or at all.

 Credit Risk

Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status.  To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities.  The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.  Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

A fund purchasing Senior Loans faces the risk that the creditworthiness of the borrower may decline, causing the value of the loans to decline.  In addition, a borrower may not be able to make timely payments on the interest and principal on the debt obligations it has outstanding.  Any such non-payment could result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a reduction in the Fund’s net asset value.  There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.   The Fund principally invests in below investment grade floating rate loans, which are considered speculative because of the credit risk of their borrowers.  Such borrowers may be more likely to default on payments of interest and principal in response to changes in economic conditions or circumstances.

The Fund invests in Senior Loans that may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange.  The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities.  In evaluating the creditworthiness of borrowers, the Investment Adviser relies on its own evaluation of borrowers, but will consider, and may rely in part on, analyses performed by others.  As a result, the Fund is particularly dependent on the analytical abilities of the Investment Adviser.

Derivatives Risk

Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.  There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

 Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed companies involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of, or interest on, its portfolio holdings.  In any reorganization or liquidation proceeding relating to the issuer or borrower, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer or borrower.  The Investment Adviser’s judgments about the credit quality of the borrower or the issuer and the relative value of its securities may prove to be wrong.

 Emerging Market Risk

All of the risks of investing in foreign securities, discussed below, are increased in connection with investments in securities of emerging market issuers.  In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability.  High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.  These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets.  For these and other reasons, investments in securities of emerging market issuers are often considered speculative.

 Foreign Investments Risk

Foreign investments involve certain special risks.  Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.  Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.  There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.  The Fund may invest in securities denominated in foreign currencies.  This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.  Legal remedies for investors may be more limited than the remedies available in the U.S.  Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the Fund.  In addition, special U.S. tax considerations may apply to the Fund’s foreign investments.

Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments.  This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market.  Brokerage commissions and other fees may be higher for foreign investments than for U.S. investments.  The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

 Interest Rate Risk

Interest rate risk is the risk that the value of certain debt securities in the Fund’s portfolio could be adversely affected by interest rate fluctuations.  When interest rates decline, the value of fixed rate securities can be expected to rise.  Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of floating rate securities (due to the fact that rates only reset periodically), the values of these securities are substantially less sensitive to changes in market interest rates than fixed rate instruments.  However, extreme increases in prevailing interest rates may cause an increase in Senior Loan defaults, which may cause a further decline in the Fund’s value, and a decrease in interest rates could adversely affect the income earned by the Fund from its Senior Loans.  The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

 Investment Company Risk

The Fund may invest in securities of other investment companies.  As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, including the investment company’s investment advisory and administrative fees.  At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this prospectus.  Securities of business development companies, a type of closed-end investment company, also may include risks commonly associated with private equity and venture capital investments, and may be subject to a higher degree of risk.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that the lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of  a fiduciary duty owed to the borrower or its other creditors of shareholders.  Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some case form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of the borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equity subordination.”

Because affiliates of, or persons related to, the Investment Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity of other holdings.

Liquidity Risk

The Fund may invest without limitation in securities for which there is no readily available trading market or which are otherwise illiquid.  The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some Senior Loans and other securities in which the Fund may invest are not readily marketable and may be subject to restrictions on resale.  Senior Loans and second lien loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the securities in which the Fund will invest.  Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  The Fund has no limitation on the amount of its assets that  may be invested in securities that are not readily marketable or are subject to restrictions on resale.

 Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Market Risk

An investment in the Common Shares represents an indirect investment in the portfolio of Senior Loans and other securities held by the Fund, and the value of such securities may fluctuate, sometimes rapidly and unpredictably.  Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market.  In addition, an increase in demand for floating rate loans may adversely affect the rate of interest payable on loans acquired by the Fund, thus reducing Fund returns.  During periods of limited supply of Senior Loans, the Fund’s yield may be lower.  Because the Fund will invest heavily in one category of loans, market risk is more pronounced for the Fund than for funds that invest in a more diverse set of securities.

Pricing Risk

At times, market conditions may make it difficult to value some investments, and the Fund may use certain valuation methodologies for some of its investments, such as fair value pricing.  Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale.  If the Fund has valued its securities too highly, you may pay too much for Fund shares when you buy into the Fund.  If the Fund has underestimated the price of its securities, you may not receive the full market value when you sell your Fund shares. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability to realize full value and thus cause a material decline in the Fund’s net asset value.

 Second Lien Loan Risk

Second lien loans generally are subject to similar risks as those associated with investments in Senior Loans (discussed below).  Because second lien loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.  This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.  Second lien loans generally have greater price volatility than Senior Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans.  Second lien loans share the same risks as other below investment grade securities.

 Securities Lending Risk

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements, and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

 Senior Loan Risk

Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  Senior Loans are typically rated below investment grade.  As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured.  Although Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization, there is no assurance that such trend will continue.  In addition, because their interest rates are typically adjusted for changes in short-term interest rates, Senior Loans generally are subject to less interest rate risk than other below investment grade securities, which are typically fixed rate.  Senior Loans are subject to other risks described herein, including below investment grade risk, credit risk, liquidity risk and pricing risk.

Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.  In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans.  To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.  Uncollateralized Senior Loans involve a greater risk of loss.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund.  Such court action could under certain circumstances include invalidation of Senior Loans.

The Fund may acquire Senior Loan assignments or participations.  The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower.  In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

 Strategic Transactions Risk

The Fund may engage in various Strategic Transactions, including interest rate and foreign currency transactions, options, futures and other derivatives transactions, including various types of credit derivatives, for hedging and risk management purposes and to enhance total return.  The use of Strategic Transactions to enhance total return may be particularly speculative.  The use of Strategic Transactions is a highly specialized activity, which involves strategies and risks different from those associated with ordinary portfolio security transactions. Risks associated with Strategic Transactions include the risk that the transaction is not well correlated with the security, index or currency to which it relates; the risk that position may result in losses or missed opportunities; the risk that the Fund will be unable to sell the position because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the Strategic Transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.  The Fund’s risk of loss in Strategic Transactions varies widely depending on the form of the transaction.  Certain Strategic Transactions have the potential for unlimited loss, regardless of the size of the initial investment. There is no guarantee that Strategic Transactions, to the extent employed, will have the intended effect, and their use could cause lower returns or losses to the Fund. The use of Strategic Transactions by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.  Strategic Transactions are subject to counterparty risk.

 Structured Products Risk

The Fund may invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured products.  Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.  The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized.  While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses.  Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.  If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market.  Many types of structured products are privately offered and sold, and thus are not registered under the securities laws.  As a result, investments in such instruments may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.  In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the securities held are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may result in disputes with the issuer or unexpected investment results.  The various participants in the structured product, including the underwriter or placing agent, may have conflicts of interest with respect to the transaction.

Investments in structured notes involve certain other risks, including credit risk and market risk.  Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.  Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity.  Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

 Tax Risk

The federal income tax treatment of some of the Fund’s investments, such as certain below investment grade securities, may not be clear or may be subject to re-characterization by the IRS.  If the Fund’s characterization of such investments is successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.    See “U.S. Federal Income Tax Matters.”

MANAGEMENT OF THE FUND

 Board of Directors

The Fund’s Board of Directors has overall responsibility for the management of the Fund.  The Board of Directors decides upon matters of general policy and reviews the actions of the Investment Adviser and other service providers of the Fund.  The names and business addresses of the Board of Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the statement of additional information.

 The Investment Adviser and Administrator

Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154, is the Fund’s investment adviser pursuant to an investment management agreement with the Fund (the “Investment Management Agreement”).  Pursuant to the Investment Management Agreement, and subject to oversight by the Fund’s Board, the Investment Adviser provides continuing investment management of the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions.  DIMA provides a full range of investment advisory services to retail and institutional clients.  DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.  DIMA, along with DWS Investments, is part of Deutsche Asset Management (“DeAM”), the global asset management division of Deutsche Bank AG.  Funds managed by DeAM are referred to as “DWS funds.”

DWS Investments is part of Deutsche Bank’s Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

DIMA also serves as the Fund’s administrator pursuant to an administrative services agreement with the Fund (“Administrative Services Agreement”), and receives an annual fee of _____% of the Fund’s average daily Managed Assets for its services.  Pursuant to the Administrative Services Agreement, DIMA provides administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, fund accounting services for the Fund, and monitoring the valuation of Fund securities.

 Portfolio Management

DWS Floating Rate Opportunities Fund, Inc. is managed by a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy.  Each portfolio manager has authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The primary portfolio managers responsible for the day-to-day management of the Fund are as follows:

James T. Anderson
Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.
•	Global Head of High Yield Strategies: New York.
•
Joined the Company in 2006 after 25 years of experience in the corporate and leveraged credit markets, most recently as head of Flagship Capital Management, a subsidiary of Bank of America, a specialty asset manager focused on below-investment grade assets in structured, securitized formats.

•	AB from Dartmouth College.

Eric S. Meyer, CFA
Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.
•	Head of Loan Portfolio Management, High Yield Strategies: New York.

•
Joined the Company in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management.  Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and EF Hutton.

•	BA from State University of New York; MBA from Pace University.

 Additional information about the portfolio managers’ compensation, other accounts managed by them, the ownership of securities in the Fund by each of them and other information are provided in the statement of additional information.  The statement of additional information is available free of charge by calling (___) ___-____ or by visiting the Fund’s website at ___________________.  Information included on the website does not form a part of this prospectus.

 Advisory Agreement

Pursuant to an Investment Management Agreement, DIMA is responsible for managing the Fund’s portfolio, subject at all times to the general oversight of the Fund’s Board of Directors.  The Fund has agreed to pay DIMA a management fee payable on a monthly basis at the annual rate of ____% of the Fund’s average daily Managed Assets for the services it provides.

In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Investment Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund, the Investment Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Investment Adviser and the holders of Common Shares.  Because leverage costs will be borne by the Fund at a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the Common Shareholders and not by holders of preferred stock or borrowings.  See “Use of Leverage.”

A discussion of the basis for the Board of Director’s approval of the Fund’s Investment Management Agreement will be provided in the Fund’s initial shareholder report.  The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Investment Adviser, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

NET ASSET VALUE

Net asset value per share is determined daily as of the close of the regular trading session on the NYSE (usually 4:00 p.m., Eastern time) (“Value Time”).  Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Common Shares outstanding.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time.  Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time.  If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time.  In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost.  Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields).  Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition.  Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers.  If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors, including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.  Lacking any sales, the option contract is valued at the Calculated Mean.  If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time.  An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.  Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively.  With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the NYSE.  For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time.  If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value.  The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the first dividend, the Fund intends to distribute all or a portion of its net investment income monthly to holders of Common Shares.  The Fund expects to declare its initial monthly dividend within ___ days and pay its initial monthly dividend within ___ days after the completion of this offering, depending on market conditions.  Dividends and distributions may be payable in cash or common stock, with shareholders having the option to receive additional shares of common stock in lieu of cash.  The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions.  As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.  The Fund is not required to maintain a stable level of distributions to stockholders.  The amount of monthly distributions may vary depending on a number of factors, including the costs of any leverage.  As portfolio and market conditions change, the amount of dividends on the Fund’s Common Shares could change.  For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax.  The Fund intends to distribute all realized net capital gains, if any, at least annually.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness.  Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common stock in the event of a default on the Fund’s borrowings.  If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders.  See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

DESCRIPTION OF THE SHARES

The following summary of the terms of the common stock of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are filed as exhibits to the Registration Statement.

The Fund’s authorized capital stock consists of 100,000,000 shares of capital stock, $0.01 par value, all of which is initially classified as common stock.  As of the date of this prospectus, DIMA owned of record and beneficially _____ of the Fund’s Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

In general, stockholders or subscribers for the Fund’s stock have no personal liability for the debts and obligations of the Fund because of their status as stockholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.

Under the Fund’s Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining shareholder approval.  Also, the Fund’s Board of Directors, with the approval of a majority of the entire Board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

 Common Stock

The shares of common stock to be issued in the offering will be, upon payment as described in this prospectus, fully paid and non-assessable.  The common stock has no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Holders of common stock are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available.  Whenever Fund preferred stock or borrowings are outstanding, holders of common stock will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund preferred stock and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Fund preferred stock, if any preferred stock is outstanding at such time.

Holders of common stock are entitled to one vote per share.  All voting rights for the election of Directors are noncumulative, which means that, assuming there is no Fund preferred stock outstanding, the holders of more than 50% of the common stock will elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining common stock will not be able to elect any Directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock.  Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.  Thus, the Board could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest.  As of the date of this prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

It is expected that the Fund’s common stock will be accepted for listing on the NYSE, upon notice of issuance, under the symbol “______.” Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

 Preferred Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of the common stock.  Prior to issuance of any shares of preferred stock, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares.  Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s Common Shares or otherwise be in their best interest.  No shares of preferred stock are presently outstanding, and the Fund has no present plans to issue any preferred stock.

Any issuance of shares of preferred stock must comply with the requirements of the 1940 Act.  Specifically, the Fund is not permitted under the 1940 Act to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock.  Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times.  The remaining Directors will be elected by holders of the Fund’s common stock and preferred stock, voting together as a single class.  In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock would have the right to elect a majority of the Fund’s Directors at any time two years’ dividends on any preferred stock are unpaid.

CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BY-LAWS
AND OF MARYLAND LAW

The following summary of certain provisions of the Maryland General Corporation Law and of the Charter and By-Laws of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are exhibits to the Registration Statement.

 General

The Maryland General Corporation Law (the “MGCL”) and the Fund’s Charter and By-Laws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

 Classified Board of Directors

The Fund’s Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the stockholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

 Election of Directors

The Fund’s Charter provides that, except as otherwise provided in the By-Laws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  The Fund’s By-Laws provide that directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

As a result of the requirement that directors are elected by the affirmative vote of a majority of the shares outstanding, it is possible that no nominee would receive the required vote in an election of directors.  In the case of a failure to elect one or more directors because the nominees receive votes constituting less than the required vote, the incumbent directors would hold over and continue to serve until the next election of directors and until their successors are duly elected and qualify.

 Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the By-Laws. The By-Laws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer directors than required under the MGCL and no more than 15 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the common stock is registered under the Securities Act of 1934), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors.  Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

 Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of the Fund’s preferred stock to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least 80% of the votes entitled to be cast generally in the election of directors.

 Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors.  Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected.  Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors.  In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

 Approval of Extraordinary Corporate Actions

The affirmative vote of at least 80% of the entire Board of Directors is required to approve the conversion of the Fund from a closed-end to an open-end investment company.  Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund.

Generally, a “Continuing Director” is any member of the Board of Directors of the Fund who (A) (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund’s securities (an “Interested Party”) or an affiliate or associate of an Interested Party and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering, if such period is less than 12 months, (B) is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or (C) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party.

Except as described below, the affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate or associate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i)           merger, consolidation or share exchange of the Fund with or into any other person;

(ii)           issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund, (d) issuances of securities of the Fund  upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii)           sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person for any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv)           any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence unless it is approved by a vote of at least 80% of the Continuing Directors, in which event such action will require the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund; or

(v)           any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets.

However, the voting requirements described above will not be required with respect to a Business Combination if the Business Combination is approved by a vote of at least 80% of the Continuing Directors, or certain pricing and other conditions specified in the Charter are met.  In such cases, (a) with respect to a Business Combination described in (i) or (iii) above (if the transfer or other disposition is one with respect to which a shareholder vote is required under Maryland law), the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to authorize the transaction, and (b) with respect to any other Business Combination, no shareholder vote is required.

 Amendment to Charter and By-Laws

The affirmative vote of at least 80% of the votes of the Fund’s common stock and preferred stock entitled to be cast thereon, each voting as a separate class, will be required to amend certain provisions of the Fund’s Charter, including the provisions described in the paragraphs above titled “Classified Board of Directors,” “Election of Directors,” “Number of Directors; Vacancies,” “Removal of Directors” and “Approval of Extraordinary Corporate Actions,” unless such amendment previously has been approved by the affirmative vote of 80% of the Continuing Directors, in which case such amendment shall be approved by the affirmative vote of the holders of at least a majority of the Fund’s common stock and, if any, preferred stock, each acting as a separate class.

The Fund’s Charter and By-Laws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s By-Laws and to make new By-Laws.

 Action by Shareholders

Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s Charter), by unanimous written consent in lieu of a meeting.  These provisions, combined with the requirements of the Fund’s By-Laws regarding the calling of a shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

 Procedures for Shareholder Nominations and Proposals

The Fund’s By-Laws provide that any shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of shareholders must comply with the advance notice provisions of the By-Laws.  Nominations and proposals that fail to follow the prescribed procedures will not be considered.  The Board believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to shareholders information about a dissident slate of nominations for directors or proposals for new business.  This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations should management determine that doing so is in the best interest of shareholders generally.  Similarly, adequate advance notice of shareholder proposals will give management time to study such proposals and to determine whether to recommend to the shareholders that such proposals be adopted.  For shareholder proposals to be included in the Fund’s proxy materials, the shareholder must comply with all timing and information requirements of the Securities Exchange Act of 1934.

 Calling of Special Meetings of Shareholders

The Fund’s By-Laws provide that special meetings of shareholders may be called by the Board of Directors and certain of its officers.  Additionally, the Fund’s By-Laws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Fund’s CEO, President or Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

 No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

 Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law.  Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

In addition, the Charter provides that this limitation of liability will not protect any director or officer against any liability to the Fund or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund’s Charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act (and with respect to advancement of expenses, the 1933 Act), to obligate the Fund to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s By-Laws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law, the 1933 Act and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action.  The rights of indemnification provided in the

Charter and By-Laws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of 100,000,000 shares of common stock and 100,000,000 shares of preferred stock, and authorizes a majority of the Fund’s Board of Directors, without shareholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue, to authorize the issuance of shares of the Fund’s common and preferred stock, and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof.  The authorization of shares of common stock and preferred stock in excess of the amount issued, and the authority of a majority of the Fund’s Board of Directors to increase the Fund’s authorized capital stock or any class or series thereof without shareholder approval, may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund.  Further, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Control Share Acquisitions

The MGCL provides that “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock as to which the acquiring person, officers of the corporation, and employees of the corporation who are directors of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of directors. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock previously acquired by a person, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares that the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. A “control share acquisition” means the acquisition, directly or indirectly, of control shares, subject to certain exceptions.

A person who has made or proposes to make a “control share acquisition,” upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of shareholders to be held within 50 days of such demand to consider the voting rights of the shares.

If voting rights are not approved at the meeting or if the acquirer does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares, except those for which voting rights have previously been approved, for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any special meeting of shareholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a shareholders’
meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition. The “control share acquisition” statute does not apply to shares acquired in a merger, consolidation, or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or the by-laws of the corporation.

The MGCL provides that the provisions with respect to a control share acquisition do not apply to a corporation, like the Fund, that is registered under the 1940 Act unless its board of directors adopts a resolution providing opting into such provisions.  The Fund’s Board of Directors has adopted such a resolution.  Accordingly, the control share acquisition statute of the MGCL will apply to any acquisition by any person of stock of the Fund.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders.  See “Certain Provisions of the Fund’s Charter and By-Laws” for a discussion of the voting requirements applicable to conversion of the Fund to an open-end investment company and any related Charter amendments.  If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding (requiring in turn that it liquidate a portion of its investment portfolio).  Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies.  Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption.  In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares.  Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.  The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

U.S. FEDERAL INCOME TAX MATTERS

The following is a description of certain U.S. federal income tax consequences to a shareholder that acquires, holds and/or disposes of common stock of the Fund.  This discussion reflects applicable income tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect.  No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice.  In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the Common Shares are held by U.S. persons and that such shares are held as capital assets.  Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders.  If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain.  Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

A common stockholder may elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund.  For shareholders subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether the shareholder takes them in cash or they are reinvested in additional shares of the Fund.  Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to noncorporate shareholders under Section 1(h)(11) of the Code for taxable years beginning on or prior to December 31, 2010, provided in each case certain holding period and other requirements are met.  Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares.  The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to shareholders annually.  The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction or for qualified dividend income treatment.

The Fund intends to distribute all realized net capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

If a shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above net asset value, in which case the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vi) adversely alter the intended characterization of certain complex financial transactions.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund.  The federal income tax consequences to a holder of such securities are not entirely certain.  If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Sales, exchanges and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax.  Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged.  Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less.  However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.  For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell.  The ability to deduct capital losses may be limited.  In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This prospectus does not address the U.S. federal income tax consequences to a non-U.S. shareholder of an investment in common stock.  Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its shareholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  A more complete discussion of the federal income tax rules applicable to the Fund can be found in the statement of additional information, which is incorporated by reference into this prospectus.  Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom [UNDERWRITER] is acting as representative, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares

Total

The underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale.  The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions.  The underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken.  However, the underwriters are not required to take or pay for the Common Shares covered by the underwriters’ over-allotment option described below.

The underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $____ a share under the initial offering price.  Any underwriter may allow, and such dealers may re-allow, a concession not in excess of $____ a share to the other underwriters or to certain dealers.  After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the representative.  The underwriting discounts and commissions (sales load) of $____ a share are equal to ___% of the initial offering price.  Investors must pay for any Common Shares purchased on or before __________, 2010.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of _____ Common Shares at the initial offering price per Common Share listed on the cover page of this prospectus, less underwriting discounts and commissions.  The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus.  To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all underwriters in the preceding table.  If the underwriters’ over-allotment option is exercised in full, the total price to the public would be $________, the total underwriters’ discounts and commissions (sales load) would be $______, the estimated offering expenses would be $_____ and the total proceeds to the Fund would be $_____.

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Expenses payable by the Fund	$	$	$	$
Underwriting discounts and commissions (sales load)	$	$	$	$

The fees described below under “— Additional Compensation to Be Paid by the Investment Adviser” are not reimbursable to the Investment Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $____ per Common Share sold by the Fund in this offering.  If the offering expenses referred to in the preceding sentence exceed this amount, the Investment Adviser will pay the excess.  The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $________ in total, or $____ per Common Share sold by the Fund in this offering.

The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

It is expected that the Fund’s Common Shares will be approved for listing on the NYSE, subject to notice of issuance, under the symbol “______.”

The Fund has agreed that, without the prior written consent of [UNDERWRITER] on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus:

•
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares.  These lock-up agreements will not apply to the Common Shares to be sold pursuant to the underwriting agreement.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund.  Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Investment Adviser and the representative.  There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that the representative and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically.

The Fund and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The address of [UNDERWRITER] is [ADDRESS]

[Deutsche Bank Securities Inc., one of the underwriters, is an affiliate of the Investment Adviser.]

 [Additional Compensation to be Paid by the Investment Adviser

In connection with this transaction, [UNDERWRITER] will be paid a marketing and structuring fee by the Investment Adviser (and not the Fund) equal to $___________, or _____% of the total price to the public of the Common Shares sold in this offering (excluding any Common Shares that may be purchased pursuant to the underwriters’ over-allotment option).  In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to [UNDERWRITER] by the Investment Adviser for advice to the Investment Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its Common Shares.

The Investment Adviser (and not the Fund) has agreed to pay from its own assets to [UNDERWRITER] a marketing and structuring fee up to $_______ for advice to the Investment Adviser relating to the structure and design of the Fund and the organization of the Fund, as well as services related to the sale and distribution of the Common Shares.  The marketing and structuring fee paid to [UNDERWRITER] will not exceed _____% of the total price to the public of the Common Shares sold by [UNDERWRITER] in this offering.

The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and the fees described above, will not exceed _____% of the total price to the public of the Common Shares sold in this offering.]

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

____________________ serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

DWS Investments Service Company, an affiliate of DIMA, serves as the dividend-disbursing agent and transfer agent for the Fund.

___________________________________________.  DIMA is located at 345 Park Avenue, New York, New York 10154.  DWS Investments Service Company is located at 210 W. 10th Street, Kansas City, Missouri 64105-1614.

LEGAL MATTERS

Certain legal matters will be passed on by Vedder Price P.C., Chicago, Illinois (“Vedder Price”), as counsel to the Fund in connection with the offering of the Common Shares, and by [LAW FIRM],

[CITY], [STATE], counsel to the underwriters.  Vedder Price and [LAW FIRM] may rely on the opinion of Ober, Kaler, Baltimore, Maryland, as to matters of Maryland law.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission.  Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.  The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act.  This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission’s web site (http://www.sec.gov).

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

A statement of additional information dated as of ________________, 2010, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus.  A statement of additional information may be obtained without charge by writing to the Fund at its address at 345 Park Avenue, New York, New York 10154 or by calling the Fund toll-free at (___) ___-____.  The Table of Contents of the statement of additional information is as follows:

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DWS FLOATING RATE OPPORTUNITIES FUND, INC.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56

APPENDIX A: DESCRIPTION OF RATINGS	A-1

APPENDIX B: PROXY VOTING GUIDELINES	B-1

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The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated _________________, 2010

DWS FLOATING RATE OPPORTUNITIES FUND, INC. (the “Fund”)

STATEMENT OF ADDITIONAL INFORMATION

The Fund is a non-diversified, closed-end management investment company.  The Fund’s primary objective is to seek a high level of current income.  The Fund’s secondary objective is to seek capital preservation consistent with its primary goal of high current income.  The Fund pursues its investment objectives by investing primarily in adjustable rate loans that have a senior right to payment and other floating rate debt securities.  There is no assurance that the Fund will achieve its objectives.

This statement of additional information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated ____________, 2010.  Investors should obtain and read the prospectus prior to purchasing shares of common stock.  A copy of the prospectus may be obtained without charge by calling the Fund at (___) ___-____.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C.  The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.  Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

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APPENDIX B: PROXY VOTING GUIDELINES	B-1

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment objectives and policies are not fundamental and may be changed without a vote of shareholders.  The Fund has a policy to invest, under normal conditions, at least 80% of its assets in adjustable rate loans that have a senior right to payment and other floating rate debt securities.  Shareholders of the Fund will be given at least 60 days’ notice of any changes to this policy.  There can be no assurance the Fund’s investment objectives will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a non-diversified management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the “1940 Act”), as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

As a matter of fundamental policy, the Fund will not:

(1)           borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)           issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)           concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)           engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)           purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)           purchase or sell commodities, except as permitted by the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7)           make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

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INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Adviser”), in its discretion may, but is not required to, use in managing the Fund’s portfolio assets.  Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.  Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Adjustable Rate Securities.  The interest rates paid on the adjustable rate securities in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index.  There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates.  Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The mortgage-backed securities either issued or guaranteed by Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).  The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.  FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal.  Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks.  The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses.  In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock.  In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.  In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC.  First, the U.S. Treasury has entered into preferred stock purchase agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities

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issued by FNMA and FHLMC.  Second, the U.S. Treasury established a new secured lending credit facility that was available to FNMA and FHLMC until December 2009.  Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which continued through the first quarter of 2010.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher current rate of return.  However, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  Also, the Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund.  Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments.  As with other mortgage-backed securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Asset-Backed Securities.  The Fund may invest in securities generally referred to as asset-backed securities.  Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate, consumer and/or commercial loans held in a trust.  Asset-backed securities may provide periodic payments that consist of interest and/or principal payments.  Consequently, the life of an asset-backed security can vary with the prepayment and loss experience of the underlying assets.  Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination.  The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted.  If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.  The value of the securities also may fluctuate because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.  Asset-backed securities are ultimately dependent upon payment of business, government, corporate and consumer loans, leases, etc., and the certificate holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities.  Asset-backed securities include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal

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property, and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts or special purpose corporations.  Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities.  Primarily, these securities do not have the benefit of the same type of security interest in the related collateral.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.

The yield characteristics of the mortgage- and asset-backed securities in which the Fund may invest differ from those of traditional debt securities.  Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.  As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield.  Conversely, if the Fund purchases these securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will reduce, the yield on these securities.  Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Asset Segregation.  Certain investment transactions expose the Fund to an obligation to make future payments to third parties.  Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options.  To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise “covers” its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or “senior securities” under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to “cash–settle”), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract.  By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside

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cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise “covering” transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder.  For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets for segregation and cover purposes could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Below Investment Grade Securities.  The Fund may purchase debt securities that are rated below investment-grade (commonly referred to as “junk” or high-yield securities) and preferred stock that is rated below investment grade.  Securities rated below Baa by Moody’s or below BBB by S&P or similarly rated by another nationally recognized statistical rating organization (“NRSRO”) and unrated securities judged to be of equivalent quality as determined by the Adviser are considered below investment grade.  These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories.  The lower the ratings of such debt securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.  See the Appendix A to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund’s net asset value.  In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high-yield securities because it may have a thin trading market.  Because not all dealers maintain markets in all high-yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing assets.  Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the

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values and liquidity of high-yield securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.

Prices for high-yield securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by the Fund may be purchased upon issuance, which may involve special risks because of the securities so acquired are new issues.  In such instances, the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

The Fund may hold distressed securities, which are securities that are in default or risk of being in default.  In connection with an exchange or workout of such securities, the Fund may accept various instruments if the Adviser determines it is in the best interest of the Fund and consistent with the Fund’s investment objectives and policies.  Such instruments may include, but are not limited to, warrants, rights, participation interests in asset sales and contingent-interest obligations.

Borrowing.  The Fund may borrow funds and/or issue preferred stock, notes or debt securities to the extent permitted by the 1940 Act for investment purposes.  These practices are known as leveraging. Currently, under the 1940 Act, the Fund may borrow up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.  The Fund may borrow through other means to the extent permitted by the 1940 Act.  In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes.  This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies.  Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of

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leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Cash Management Vehicles.  The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”).  Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover the Fund’s open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors.  Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations.  The Fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Investment Adviser may act as investment adviser now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of “investment company” under Section 3(c)(1) or 3(c)(7) of the 1940 Act.  Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

Collateralized Debt Obligations.  The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others,

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domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Common Stocks. The Fund may invest in common stocks.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, the Fund participates in the success or failure of any company in which it holds stock.  The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.

Convertible Securities.  The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock.  Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed-income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common

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stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar, but non-convertible securities, of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.  Convertible securities may be issued as fixed-income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes.

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.

When the Fund participates in a direct loan it will be lending money directly to an issuer.  Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders.  Direct loans typically offer better security and structural terms than other types of high yield securities.  Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds.  Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers.  Trade claims typically sell at a discount.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.  Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower.  The Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal.  The value of the Fund’s investments may be adversely affected if scheduled interest or principal payments are not made.  Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Investments in direct debt

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instruments also involve interest rate risk and liquidity risk.  To the extent the direct debt instruments in which the Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value.  Trade claims may also present a tax risk to the Fund.

           The Fund will not invest in trade claims to the extent they adversely affect the Fund’s qualification as a regulated investment company under Subchapter M of the Code.

Dollar Roll Transactions.  Dollar roll transactions consist of the sale by the Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

A dollar roll involves costs to the Fund.  For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, the Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before the Fund is able to purchase them.  Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments.  Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time.   Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Foreign Currencies.  The Fund may invest in foreign currencies.  Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign

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currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the  Fund will invest in foreign fixed income securities based on the Investment Adviser’s analysis without relying on published ratings.  Thus, achievement of the Fund’s goals may depend more upon the abilities of the Investment Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks.  Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.  In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue.  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.  These restrictions or controls may at times limit

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or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative.  There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.  All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investments.  The Fund may invest without limit in securities of foreign issuers.  When foreign securities are denominated and traded in foreign currencies, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.  Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism).  Certain of these countries have in the past failed to recognize

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private property rights and have at times nationalized and expropriated the assets of private companies.  Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.  The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Illiquid Securities and Restricted Securities.  The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”).  Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid.  For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.  The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Interfund Borrowing and Lending Program.  The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund-lending program among certain investment

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companies advised by the Investment Adviser.  The interfund-lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes.  The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following:  (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements.  In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers).  Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days.  Loans may be called on one day's notice.  The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.  Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs.  The program is subject to the oversight and periodic review of the Boards of the participating funds.  To the extent the Fund is actually engaged in borrowing through the interfund lending program, such borrowings will comply with the Fund's non-fundamental policies.

Investment Grade Debt Securities.  The Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or similar ratings of another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser.  Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.  To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Indexed Securities. The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).  Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Investment Company Securities.  The Fund may acquire securities of other investment companies to the extent consistent with its investment objectives and subject to the limitations of the 1940

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Act.  The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.
For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index.  These index-based investments hold substantially all of their assets in securities representing their specific index.  Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Lending of Portfolio Securities.  The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.  The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Directors.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.  Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner-occupied and non-owner-occupied one-unit to four-unit residential properties, multifamily (i.e., five or more units) properties, agricultural properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage

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loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.  As a result, if the Fund purchases mortgage-backed securities at a premium, a faster-than-expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, while slower-than-expected prepayments will decrease, yield to maturity and market values. To the extent that the Fund invests in mortgage-backed securities, the Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

The principal governmental guarantor of mortgage-related securities is GNMA.  GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.  These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of fund shares.  Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and FHLMC. Fannie Mae is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks.  FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Mortgage-backed securities may be issued or guaranteed by FNMA (also known as Fannie Mae) and FHLMC, but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related

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pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Investment Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S.  Sub-prime loans, which, have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default.  Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets.  As a result, the Fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Participation Interests.  The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest.  A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security.  These instruments may have fixed, floating or variable interest rates with remaining maturities of 397 days or less.  If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Investment Adviser to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest.  As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Preferred Stocks.  The Fund may invest in preferred stocks.  Preferred stocks pay fixed or floating dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets.  This means that a company must pay dividends on preferred stock before paying any dividends on its common stock.  Preferred stockholders usually have no right to vote for corporate directors or on other matters.

Privatized Enterprises.  Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.  The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

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In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors.  Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management.  Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector.  However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise.  In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them.  After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected.  Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”).  The Fund may invest in securities of REITs.  REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs.  Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of the Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

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Repurchase Agreements.  The Fund may invest in repurchase agreements.  In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.  Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment.  At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest).  If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.  The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.  Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase.  Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

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If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Senior Loans. Senior loans are direct obligations of corporations or other business entities and are generally arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases and leveraged buyouts. Senior loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding senior loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in senior loans, the Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

The Fund’s investment in senior loans may take the form of purchase of an assignment or a portion of a senior loan from a third party (“assignment”) or acquiring a participation in a senior loan (“participation”). The Fund may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.  When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Fund may also invest in participations in senior loans. With respect to any given senior loan, the rights of the Fund when it acquires a participation may be more limited than the rights of the original lenders or of investors who acquire an assignment.  Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

In a typical interest in a senior loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a senior loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to: foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that the Fund could receive a portion of the borrower's collateral. If the Fund receives collateral other than cash, such  collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the Fund's portfolio. At times the Fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a senior loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the senior loan and/or an ongoing fee or other amount.

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The loan agreement in connection with senior loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

Senior loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty.  The Fund generally holds senior loans to maturity unless it has become necessary to adjust the Fund's portfolio in accordance with the Adviser's view of current or expected economic or specific industry or borrower conditions.

Senior loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on senior loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to the Fund.

Under a senior loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; both common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. The Fund may also receive guarantees as a form of collateral. In some instances, a senior loan may be secured only by stock in a borrower or its affiliates. The Fund may also invest in senior loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Adviser, equal or exceed the principal amount of the senior loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deemed necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The Fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding senior loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leveraged transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales

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could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

Short Sales.  The Fund may sell securities short.  When the Fund takes a long position, it purchases a stock outright.  When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline.  To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out.  The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short.  Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price.  A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price.  If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur.  A short squeeze occurs when demand is greater than supply for the stock sold short.  A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price.  If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act.  The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short.  If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act.  The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered.  The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions.  This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging.  The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan.  Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short.  Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay

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to a lender of the security.  In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.  By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

Sovereign Debt.  Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives.  The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as enhancing return or hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a

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position in the derivatives markets as a substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to enhance potential gain.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.  The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets.  As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.  Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price.  For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be

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intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”).  Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are:  (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s

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credit to determine the likelihood that the terms of the OTC option will be satisfied.  The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/ dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser.  The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts.  All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures.  The Fund may enter into futures contracts or purchase or sell put and call options on such futures to enhance returns or as a hedge against anticipated interest rate, currency or equity market changes, and for duration management and risk management purposes.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets.  Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act (the "CEA").  Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.  Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount

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of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund.  If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices.  The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.  Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified).  This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.  The seller of the option is obligated, in return for the premium received, to make delivery of this amount.  The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions.  The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value, or to enhance return.  Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.  A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars.  The amount of

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the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies.  For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.  If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by:  (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the U.S. of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars.  Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal

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amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from another NRSRO or is determined to be of equivalent credit quality by the Adviser.  If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund may invest in credit default swaps (measured by the notional amount of the credit default swap).  A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event.  The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer.  Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value.  As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates.  By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.  For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries.  The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified.  By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment.

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Structured Notes.  Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index.  Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities.  The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment.  Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity or of any coupon payment.  In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument.  In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives.  The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes.  These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment.  These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation.  These notes also are subject to credit and interest rate risks that in general affect the value of debt securities.  Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index.  The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation.  Of course, there can be no guarantee that the Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.  These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection.  With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index.  Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument.  For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently.  The Investment Adviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection.  In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder, so that the Fund will not be considered a “commodity

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pool.”  Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Supranational Entities.  Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank.  Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities.  The Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer.  The proceeds of the issuance to the Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term.  As a result, holders of Trust Preferred Securities, such as the Fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.  Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer.  The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.  Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances.  The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Fund, to sell their holdings.

U.S. Government Securities.  The Fund may invest in obligations issued or guaranteed by the U.S. government which include (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities of the U.S. are:

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instruments that are supported by the full faith and credit of the U.S. (such as certificates issued by the GNMA); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Fannie Mae and FHLMC).

Other U.S. government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Investment Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government.  STRIPS are sold as zero coupon securities.  See “Zero Coupon Securities.”

Warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities.  The Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the securities may be more or less than the purchase price.  The Fund will segregate cash or liquid assets in an amount equal in value to commitments for such securities.

Zero Coupon Securities.  The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).  Zero coupon securities which are convertible into common stock offer the opportunity for

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capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock.  Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts and Certificate of Accrual on Treasuries.  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal income tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.  The Fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered U.S. government securities for the purpose of determining if the Fund is “diversified” under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system.  The Federal Reserve program, as established by the Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

MANAGEMENT OF THE FUND

Investment Adviser

DIMA, which is part of Deutsche Asset Management (“DeAM”), is the investment adviser for the Fund pursuant to an Investment Management Agreement with the Fund (the “Investment Management Agreement”).  DIMA is headquartered at 345 Park Avenue, New York, New York 10154.  Under the oversight of the Board of Directors of the Fund, DIMA makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions.  DIMA manages the Fund’s daily investment and business affairs subject to the policies established by the Fund’s

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Board of Directors.   DIMA and its predecessors have more than 80 years of experience managing mutual funds.   DIMA provides a full range of investment advisory services to institutional and retail clients.

DeAM is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DIMA, DeAM, Deutsche Bank Trust Company Americas and DWS Trust Company.  DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers.  This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.  DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG.  Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Directors of the Fund have overall responsibility for the management of the Fund under Maryland law.

DIMA provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investments, advice to open- and closed-end SEC registered funds.

Investment Management Agreement

Under the Investment Management Agreement, the Investment Adviser has the responsibility to provide continuous investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund and applicable law.  To the extent not monitored by the Fund’s administrator or other agent, the Investment Adviser is responsible for monitoring the Fund’s compliance with investment and tax guidelines and other compliance policies.  For its services under the Investment Management Agreement, the Fund pays the Investment Adviser a monthly management fee computed at the annual rate of ____% of the average daily Managed Assets of the Fund.  “Managed Assets” means the average daily total assets, including the assets attributable to leverage, minus liabilities (other than debt related to financial leverage).  In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including compensation of its Independent Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.  If the Fund determines to use leverage, the fees paid to the Investment Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which would include assets attributable to leverage.  Because the fees paid to the Investment Adviser are determined on the basis of the Fund’s Managed Assets, the Investment Adviser’s interest in determining whether to leverage the Fund may differ from the interests of the Fund.

The Investment Management Agreement provides that the Investment Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Investment Management Agreement.

The Investment Management Agreement will remain in effect for an initial term ending _________ (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund’s Board of Directors or by the holders of a majority of the Fund’s outstanding

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voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement.  The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days’ written notice by the Investment Adviser.

Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark “DWS.”

In reviewing the terms of the Investment Management Agreement and in discussions with the Investment Adviser concerning the Investment Management Agreement, the Directors of the Fund who are not “interested persons” of the Investment Adviser are represented by independent counsel at the Fund’s expense.

Officers and employees of the Investment Adviser from time to time may have transactions with various banks, including the Fund’s custodian bank.  It is the Investment Adviser’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Compensation of Portfolio Managers

The Investment Adviser believes it has implemented a highly competitive compensation plan, which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark.  The compensation plan is comprised of both a fixed component and a variable component.  The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

The Investment Adviser’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities.  The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms.  The variable component of the Investment Adviser’s compensation plan, which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants, is discretionary and is designed to reward and retain investment professionals, including portfolio managers and research analysts for their contributions to a portfolio’s performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the Investment Adviser or they may receive stock appreciation rights, which enable them to participate in the growth of the firm.  The Investment Adviser’s membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase.  Investment professionals also participate in the Investment Adviser’s profit sharing plan, a defined contribution plan that allows the Investment Adviser to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account.  The Investment Adviser’s profit sharing plan is a non-discriminatory plan that benefits all employees of the firm, including both portfolio managers and research analysts.  Contributions to the Investment Adviser’s profit sharing plan vest over a specified term.  Finally, all employees of the Investment Adviser, including investment professionals, receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

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The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process that evaluates an investment professional’s performance against several quantitative and qualitative factors including the following:

Quantitative factors:

•
Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories.  The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls.  The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

•
Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which a portfolio’s performance is measured.  The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund’s benchmark index.

•
Performance of the Fund measured through attribution analysis models, which analyze the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective.  This factor evaluates how the investment professional performs in linking performance with the client’s investment objectives, including investment parameters and risk and return objectives.  This factor may include some qualitative characteristics.

Qualitative factors:

•	Ability to work well with other members of the investment professional team and mentor junior members.

•	Contributions to the organizational overall success with new product strategies.

•	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.  This information is provided as of ___________.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of DWS Fund Shares Owned

James T. Anderson
Eric S. Meyer, CFA

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Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Adviser or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the table below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of _________.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Companies with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

James T. Anderson
Eric S. Meyer, CFA

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

James T. Anderson
Eric S. Meyer, CFA

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

James T. Anderson
Eric S. Meyer, CFA

Administrator

DIMA also serves as the Fund’s administrator (the “Administrator”) pursuant to an Administrative Services Agreement.  Pursuant to the Administrative Services Agreement, the Administrator provides most administrative services to the Fund, including, among others, providing the

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Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, fund accounting services for the Fund, and monitoring the valuation of Fund securities.  For all services provided under the Administrative Services Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, at an annual rate of _____% of the Fund’s average daily Managed Assets.

Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund.  The Administrator provides the Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files registration statements of the Fund; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law.  The Administrator also performs certain fund accounting services under the Administrative Services Agreement.  The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and State Street Bank and Trust Company (“SSB”), the Administrator has delegated certain administrative functions to SSB.  The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Codes of Ethics

The Fund, DeAM and Deutsche Bank Securities Inc. have each adopted Codes of Ethics under Rule 17j-1 under the 1940 Act.  Board members, officers of the Fund and employees of DeAM are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics.  The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions.  Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.  Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Codes of Ethics may be inspected or obtained from the SEC’s public reference room.  See “Additional Information” at page __.

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FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

[ACCOUNTING FIRM], [ADDRESS], has been appointed as the independent registered public accounting firm for the Fund.  [ACCOUNTING FIRM] audits the financial statements of the Fund and provides other audit, tax and related services.  The Statement of Assets and Liabilities of the Fund as of [DATE] appearing in this SAI has been audited by [ACCOUNTING FIRM], as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Directors.

Custodian, Transfer Agent and Dividend-Disbursing Agent

[CUSTODIAN] (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act.  For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.  The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of each Fund, pursuant to Rule 17f-5 or the 1940 Act.  The Custodian uses Deutsche Bank AG, an affiliate of the Investment Adviser, as subcustodian (“DB Subcustodian”) in certain countries.  To the extent the Fund holds any securities in the countries in which the Custodian uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian  (the “Omnibus Account”).  For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

DWS Investments Service Company (“DISC”), an affiliate of DIMA, serves as the dividend-disbursing agent and transfer agent for the Fund.  Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (“DST”), DISC has delegated certain transfer agent and dividend paying agent functions to DST.  The costs and expenses of such delegation are born by DISC, not by the Fund.

[CUSTODIAN] is located at [STREET], [CITY], [STATE] [ZIP CODE].  DISC is located at 210 W. 10th Street, Kansas City, Missouri 64105-1614.

PORTFOLIO TRANSACTIONS

The Investment Adviser is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Investment Adviser in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement

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date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the broker-dealer’s ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade.  The Investment Adviser seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others.  The Investment Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation.  Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed.  Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.

Transactions in fixed-income and other over-the-counter securities are generally placed by the Investment Adviser with the principal market makers for these securities unless the Investment Adviser reasonably believes more favorable results are available elsewhere.  Transactions with dealers serving as market makers reflect the spread between the bid and asked prices.  Purchases of underwritten issues will include an underwriting fee paid to the underwriter.  Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.  It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of DWS funds to their customers.  However, the Investment Adviser does not consider sales of shares of DWS funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of DWS funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Investment Adviser is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Investment Adviser determines that such commissions are reasonable in relation to the overall services provided.  The Investment Adviser may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”).  Consistent with the Investment Adviser’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Investment Adviser may take into consideration the receipt of proprietary research and brokerage services in selecting the broker-dealer to execute the trade.

Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Investment Adviser, it is the opinion of the Investment Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Investment Adviser’s staff.  To the extent that research and brokerage services of value are received by the Investment Adviser, the Investment Adviser may avoid expenses that it might otherwise incur.  Research and brokerage services received from a broker-dealer may be useful to the Investment Adviser and its affiliates in providing investment management services to all or some of its clients, which includes the Fund.  Services received from broker-dealers that executed securities transactions for the Fund will not necessarily be used by the Investment Adviser specifically to service the Fund.

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Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues.  Proprietary research is typically received in the form of written reports or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.  To the extent consistent with the interpretations of Section 28(e) of the 1934 Act, the Investment Adviser may also select broker-dealers and obtain from them research and brokerage services that is used in connection with executing trades.  Typically, these services take the form of computer software and/or electronic communication services used by the Investment Adviser to facilitate trading activity with those broker-dealers.

Research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Investment Adviser in providing services to clients other than the Fund making the trade, and not all such information is used by the Investment Adviser in connection with the Fund.  Conversely, such information provided to the Investment Adviser by broker-dealers through which other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Research and brokerage services may include products obtained from third parties if the Investment Adviser determines that such product or service constitutes brokerage and research as defined in Section 28(e) of the 1934 Act and interpretations thereunder.

The Investment Adviser may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process).  In those circumstances, the Investment Adviser will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

The Investment Adviser will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, and may adjust its portfolio transaction policies in response thereto/whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Investment Adviser are made independently of each other in light of differing conditions.  However, the same investment decision may be made for two or more of such accounts.  In such cases, simultaneous transactions are inevitable.  To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions.  Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account.  While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

The Investment Adviser and its affiliates and the investment team of the Fund manage other investment companies and separate accounts, some of which use short sales of securities as a part of its investment strategy/on a long-only basis.  The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and

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short positions, and the risks associated with receiving opposing orders at the same time.  The Investment Adviser has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest.  Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients.  DIMA and the management team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of the Investment Adviser, one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Investment Adviser, and, in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DIVIDENDS

Commencing with the first dividend, the Fund intends to distribute all or a portion of its net investment income monthly to holders of common stock.  The Fund expects to declare its initial monthly dividend within ___ days and pay its initial monthly dividend within ___ days after the completion of this offering, depending upon market conditions.  Dividends and distributions may be payable in cash or common stock, with shareholders having the option to receive stock in lieu of cash.  The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions.  As a result, the dividend paid by the Fund to holders of Common Shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.  The Fund is not required to maintain a stable level of distributions to shareholders.  The amount of monthly distributions may vary depending on a number of factors, including the costs of any leverage.  As portfolio and market conditions change, the amount of dividends on the Fund’s Common Shares could change.  For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax.  The Fund intends to distribute all realized net capital gains, if any, at least annually.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness.  Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common stock in the event

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of a default on the Fund’s borrowings.  If the Fund’s ability to make distributions on its common stock is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes, which would have adverse tax consequences for shareholders.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund.  This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances.  This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities.  In addition, the discussion does not address any state, local, or foreign tax consequences.  The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively and could affect the continued validity of this summary.  No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

Fund Taxation

The Fund intends to elect to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed as described below) to shareholders.  In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (collectively, the “90% income test”).  In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which

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includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders.  However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently a maximum rate of 35%) on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain.  Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to a calendar year.  In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), plus undistributed amounts from prior years.  The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and, therefore, under normal circumstances, does not expect to be subject to this excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, discussed below, and non-corporate shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation for taxable years beginning on or prior to December 31, 2010, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may also acquire market discount bonds.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If the Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or

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market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable.  These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions.  Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test.  The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

The Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year.  The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted below, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from

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the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such tax.  Any gain on the sale of these investments may be treated as ordinary income.  Elections may be available that would ameliorate some or all of these adverse federal income tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash.

The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  In addition, such investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold or it may have to leverage itself by borrowing the cash.

If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its common stock until the asset coverage is restored.  These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above.  Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements.  There can be no assurance, however, that any such action would achieve these objectives.  The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.  For taxable years beginning on or before December 31, 2010, distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the

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case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company.  Qualified dividend income does not include interest from fixed income securities.  If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.  For taxable years beginning after December 31, 2010, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates, unless Congress enacts legislation providing otherwise.  The Fund does not expect a significant portion of its dividends to constitute qualified dividend income.

Distributions of net capital gain, if any, are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares.  The U.S. federal income tax status of all distributions will be designated by the Fund and reported to shareholders annually.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts).  The Fund does not expect a significant portion of its dividends to qualify for the dividends received deduction.

A Common Shareholder may elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund.  For U.S. federal income tax purposes, all dividends and distributions are generally taxable regardless of whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested in additional shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above net asset value, in which case the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

The Fund intends to distribute all realized net capital gains, if any, at least annually.  If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the

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amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.  Investors should consider the tax implications of purchasing shares just prior to a distribution.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains).  Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income.  Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income, ordinary income and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law.  However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock.  In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.  The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’ proportionate share of a particular type of income. However, the private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment.

Sales, exchanges and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to federal income tax.  Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions.  Generally, gain or loss will be equal to the difference between the amount of cash and the fair market

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value of other property received (including securities distributed by the Fund) and the shareholder’s adjusted tax basis in the shares sold or exchanged.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of the Fund’s shares will be treated as short-term capital gain or loss.  However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.  For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell.  Long-term capital gain rates of non-corporate shareholders have been reduced to a maximum rate of 15% with a 0% rate applying to taxpayers in the 10% and 15% federal income tax brackets for taxable years beginning on or before December 31, 2010.  For taxable years beginning after December 31, 2010, the maximum non-corporate federal income tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise.  The ability to deduct capital losses may be subject to limitations.  In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event a shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.  In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

From time to time, the Fund may repurchase its shares.  Shareholders who tender all shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their shares and generally will realize a capital gain or loss.  If a shareholder tenders fewer than all of his, her or its shares (including those considered held through attribution), such shareholder may be treated as having received a taxable dividend upon the tender of its shares.  If a tender offer is made, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund.  To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of shares, the Fund will be required to make additional distributions to its shareholders.  If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Fund withhold, as “backup withholding,” 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to shareholders who have not complied with IRS regulations.  In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding.  The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable.  Backup withholding is not an additional tax.  Any amount withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a shareholder who is a C corporation, such shareholder will generally be required to file with the IRS a disclosure statement on Form 8886.  Direct shareholders

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of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes

The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates).  Non-U.S. shareholders should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Fund.  Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an “interested person” (as defined in the 1940 Act) of the Fund or the Adviser (each, an “Independent Board Member”) is c/o ________________.  The Board of Directors is divided into three classes of directors serving staggered three-year terms.  The initial terms of the first, second and third classes of directors will expire at the first, second and third annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund.  Upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the shareholders.  The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen

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Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen

Officers(5)
Name, Year of Birth, Position with the Fund and Length of Time Served(6)	Business Experience and Directorships During the Past 5 Years

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Adviser.

Board Members’ Responsibilities.  The officers of the Fund manage its day-to-day operations under the direction of the Board.  The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.  A majority of the Fund’s Board Members are not “interested persons” of the Investment Adviser, Subadviser, or principal underwriters.

Board Committees.  The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee’s responsibilities.

Audit Committee:  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund.  It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices,

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and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence.  The members of the Audit Committee are _____________________________________.

Nominating and Governance Committee:  The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board.  The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions.  Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to ____________________.  The members of the Nominating and Governance Committee are ________________________________.

Contract Committee:  The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund’s financial arrangements with DIMA and its affiliates, and (b) the Fund’s expense ratios.  The members of the Contract Committee are ____________________.

Equity Oversight Committee:  The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team).  The members of the Equity Oversight Committee are _____________________________________.

Fixed-Income and Quant Oversight Committee:  The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are _____________________________________.

Marketing and Shareholder Services Committee:  The Marketing and Shareholder Services Committee reviews the Fund’s marketing program, sales practices and literature and shareholder services.  The members of the Marketing and Shareholder Services Committee are _____________________________________.

The Operations Committee:  The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund.  The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate.  The Operations Committee also oversees the valuation of the Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund’s Valuation Procedures.  The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session.  The members of the Operations Committee are __________________________________________ _______________________.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration.  Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson.  No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees.  Independent Board Members do not receive any

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employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund.  The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2009.  _________________________ is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant period.

Name of Board Member	Aggregate Compensation from DWS Floating Rate Opportunities Fund, Inc.	Total Compensation from Fund and DWS Fund Complex(1)

_______________

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2009.

Board Member	Dollar Range of Beneficial Ownership in DWS Floating Rate Opportunities Fund, Inc.	Aggregate Dollar Range of Ownership in all Funds Overseen by Board Member in the DWS Fund Complex(1)
Independent Board Member:

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Board Member	Dollar Range of Beneficial Ownership in DWS Floating Rate Opportunities Fund, Inc.	Aggregate Dollar Range of Ownership in all Funds Overseen by Board Member in the DWS Fund Complex(1)

Interested Board Member:

_______________
(1)
Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities.  The dollar ranges are:  None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Ownership in Securities of the Adviser and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2009.  Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents.  The securities represent ownership in the Adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percentage of Class on an Aggregate Basis

Securities Beneficially Owned

As of [Date within 30 days of filing], the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund’s knowledge, as of [Date within 30 days of filing], no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares[, except as noted below].

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PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Investment Adviser, subject to the Board’s general oversight.  The Investment Adviser votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix B to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at www.dws-investments.com (click on “proxy voting” at the bottom of the page).

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C.  The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto.  For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement.  Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement and the Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Registration Statement and the Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to:  Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.  This reference to the website does not incorporate the contents of the website into this prospectus.

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FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED]

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APPENDIX A:

DESCRIPTION OF RATINGS

Standard & Poor’s Corporation Bond Ratings

AAA.  Debt rated AAA had the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C.  Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI.  The rating CI is reserved for income bonds on which no interest is being paid.

D.  Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA.  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for

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the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C.  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA.  Highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.  Very high credit quality.  “AA” ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A.  High credit quality.  “A” ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.  Good credit quality.  “BBB” ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

BB.  Speculative.  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B.  Highly speculative.  “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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CCC, CC, C.  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” ratings signal imminent default.

DDD, DD, D.  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics:  Liquidity ratios are adequate to meet cash requirements.  Long-term senior debt is rated “A” or better.  The issuer has access to at least two additional channels of borrowing.  Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.  Typically, the issuer’s industry is well established and the issuer has a strong position within the industry.  The reliability and quality of management are unquestioned.  Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Among the factors considered by it in assigning ratings are the following:  (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

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APPENDIX B:

PROXY VOTING GUIDELINES

Deutsche Asset Management (“AM”) Proxy Voting Policy and Guidelines

I.	INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by U.S. domiciled advisers and to all U.S. client accounts managed  by non U.S. regional offices.  Non U.S. regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non U.S. clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

_____________________

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

1 For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

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III.	POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients.  AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee.  The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record.  Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines.  The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the

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proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC.  The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

_____________________

2 The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

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The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast.  In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;

•	ISS does not make a recommendation on the issue;

•
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

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Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i)  if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call

3 As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4 The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

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a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard

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guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies.

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies.  For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

•
Deutsche Bank Americas Restricted Activities Policy.  This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates.  Specifically, no AM employee may be subject to the supervision or control of any employee of CIB.  No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance.  Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives.  Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank

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Group Code of Conduct.  The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

-	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

-	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

-	Analyst worksheets created for stock option plan and share increase analyses.

-	Proxy Edge print-screen of actual vote election.

•
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

-	The name of the issuer of the portfolio security;

-	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

-	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

-	The shareholder meeting date;

-	A brief identification of the matter voted on;

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•
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

-	The name of the issuer of the portfolio security;

-	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

-	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

-	The shareholder meeting date;

-	A brief identification of the matter voted on;

-	Whether the matter was proposed by the issuer or by a security holder;

-	Whether the company cast its vote on the matter;

-	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

-	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy.  In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

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Attachment A – Global Proxy Voting Guidelines

DEUTSCHE ASSET MANAGEMENT

GLOBAL PROXY VOTING GUIDELINES

As Amended October 2008

[GRAPHIC OMITTED]

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I.	Board of Directors and Executives		1
	A.	Election of Directors	1
	B.	Classified Boards of Directors	1
	C.	Board and Committee Independence	1
	D.	Liability and Indemnification of Directors	2
	E.	Qualifications of Directors	2
	F.	Removal of Directors and Filling of Vacancies	2
	G.	Proposals to Fix the Size of the Board	2
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards	3
	I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)	3
	J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)	3

II.	Capital Structure		4
	A.	Authorization of Additional Shares (For U.S. Securities)	4
	B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)	4
	C.	Stock Splits/Reverse Stock Splits	4
	D.	Dual Class/Supervoting Stock	4
	E.	Large Block Issuance (For U.S. Securities)	5
	F.	Recapitalization into a Single Class of Stock	5
	G.	Share Repurchases	5
	H.	Reductions in Par Value	5

III.	Corporate Governance Issues		5
	A.	Confidential Voting	5
	B.	Cumulative Voting (For U.S. Securities)	5
	C.	Supermajority Voting Requirements	6
	D.	Shareholder Right to Vote	6

IV.	Compensation		6
	A.	Establishment of a Remuneration Committee (For FFT Securities)	7
	B.	Executive and Director Stock Option Plans	7
	C.	Employee Stock Option/Purchase Plans	8
	D.	Golden Parachutes	8
	E.	Proposals to Limit Benefits or Executive Compensation	8
	F.	Option Expensing	8
	G.	Management board election and motion (For FFT Securities)	8
	H.	Remuneration (variable pay): (For FFT Securities)	9
	I.	Long-term incentive plans (For FFT Securities)	9
	J.	Shareholder Proposals Concerning “Pay for Superior Performance”	10
	K.	Executive Compensation Advisory	10

V.	Anti-Takeover Related Issues		10
	A.	Shareholder Rights Plans (“Poison Pills”)	10
	B.	Reincorporation	10
	C.	Fair-Price Proposals	11
	D.	Exemption from state takeover laws	11
	E.	Non-financial Effects of Takeover Bids	11

VI.	Mergers & Acquisitions		11

VII.	Social, Environmental & Political Issues		11

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	A.	Labor & Human Rights	12
	B.	Diversity & Equality	12
	C.	Health & Safety	12
	D.	Government/Military	13
	E.	Tobacco	13

VIII.	Environmental Issues		13

IX.	Miscellaneous Items		13
	A.	Ratification of Auditors	13
	B.	Limitation of non-audit services provided by independent auditor	14
	C.	Audit firm rotation	14
	D.	Transaction of Other Business	14
	E.	Motions to Adjourn the Meeting	14
	F.	Bundled Proposals	14
	G.	Change of Company Name	15
	H.	Proposals Related to the Annual Meeting	15
	I.	Reimbursement of Expenses Incurred from Candidate Nomination	15
	J.	Investment Company Proxies	15
	K.	International Proxy Voting	16

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These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

Note:  Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives

A.	Election of Directors

Routine:  AM Policy is to vote “for” the uncontested election of directors.  Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest:  In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors.  AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale:  The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale:  Directors should be held accountable on an annual basis.  By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.           “For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.           “For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.           “Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.           “For” separation of the Chairman and CEO positions.

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5.           “Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale:  Board independence is a cornerstone of effective governance and accountability.  A board that is sufficiently independent from management assures that shareholders’ interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as ‘independent’ unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors’ liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors’ liability would effect shareholders’ interests in pending litigation.

Rationale:  While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse.  If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve.  We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale:  As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale:  Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders’ ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

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1.           “For” proposals to fix the size of the board unless:  (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.           “Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale:  Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale:  The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest.  It also should determine the procedure of the audit process.

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II.         Capital Structure

A.	Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale:  While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device.  Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.           “Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.           “For” proposals mandating shareholder approval of blank check stock placement.

Rationale:  Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale:  Generally, stock splits do not detrimentally effect shareholders.  Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale:  The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

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E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale:  Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale:  Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale:  Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale:  Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale:  Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are

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not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale:  Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale:  Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote.  Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions.  Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent.  Policy is to vote “for” proposals that remove such restrictions.

Rationale:  Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options

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are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration.  Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale:  Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans.  These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options.  Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.  Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

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C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP’s) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general.  However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale:  ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation.  Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale:  In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.           Proposals to limit benefits, pensions or compensation and

2.           Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale:  Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale:  Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.  Because the expensing of stock options lowers earnings, most companies elect not to do so.  Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation.  The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

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•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders.  The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns.  Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters.  Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale:  Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

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•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale:  While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis.  If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale:  AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.  This might allow shareholders to require approval for all levels of management’s compensation.

V.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale:  Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent.  The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.  If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

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Rationale:  Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale:  While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale:  Control share statutes, enacted at the state level, may harm long-term share value by entrenching management.  They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale:  Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)  Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.	Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success.  We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues.  Almost universally, the company management will recommend a vote “against” these proposals.  These types of proposals cover an extremely wide range of issues.  Many of the issues

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tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support.  More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders’ interests.  AM’s policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders’ economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information.  In order to avoid unduly burdening any company with reporting requirements, AM’s policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders’ concerns.

A.	Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale:  Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.	Diversity & Equality

1.           AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale:  Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.           AM policy is also to vote “against” proposals to adopt the Mac Bride Principles.  The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale:  Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.	Health & Safety

1.           AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale:  Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.)  Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.           AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale:  Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

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D.           Government/Military

1.           AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company’s interaction with a particular foreign country or agency.

Rationale:  Generally, management is in a better position to determine what products or industries a company can and should participate in.  Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.           AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale:  The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.           AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale:  The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.	Tobacco

1.           AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale:  Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company’s ability to compete.  The disclosure of nicotine content information could affect the company’s rights in any pending or future litigation.

2.           Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale:  These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.	Environmental Issues

AM policy is to follow management’s recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale:  Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.	Miscellaneous Items

A.	Ratification of Auditors.

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

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Rationale:  Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor.

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale:  In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest.  However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted.  A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit firm rotation.

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale:  While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.	Transaction of Other Business.

AM policy is to vote against “transaction of other business” proposals.

Rationale:  This is a routine item to allow shareholders to raise other issues and discuss them at the meeting.  As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.  This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting.

AM Policy is to vote against proposals to adjourn the meeting.

Rationale:  Management may seek authority to adjourn the meeting if a favorable outcome is not secured.  Shareholders should already have had enough information to make a decision.  Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals.

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale:  Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

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G.           Change of Company Name.

AM policy is to support management on proposals to change the company name.

Rationale:  This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting.

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale:  These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination.

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale:  Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies.

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders.  Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies.  These differences may call for differences in voting positions on the same matter.  For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies.  Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

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K.           International Proxy Voting.

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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PART C – OTHER INFORMATION

Item 25:  Financial Statements and Exhibits

1.         Financial Statements:

Part A — None

Part B — Report of Independent Registered Public Accounting Firm*

2.        Exhibits:

a.	Articles of Incorporation.(1)
b.	By-Laws.*
c.	Not applicable.
d.	Form of specimen share certificate.*
e.	Dividend Reinvestment and Cash Purchase Plan.*
f.	None.
g.	Form of Investment Advisory Agreement.*
h.1	Form of Underwriting Agreement.*
h.2	Form of Marketing and Structuring Fee Agreement.*
i.	Not applicable.
j.	Custodian Agreement.*
k.1	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement.*
k.2	Form of Administrative Services Agreement.*
l.1	Opinion of Vedder Price P.C.*
l.2	Opinion of Ober, Kaler.*
m.	None.
n.	Consent of Independent Registered Public Accounting Firm.*
o.	Not applicable.
p.	Purchase Agreement.*
q.	Not Applicable.
r.1	Code of Ethics of the Fund.*
r.2	Code of Ethics of the Investment Manager.*
s.	Power of Attorney.*
_______________
*	To be filed by amendment.
(1)	Filed herewith.

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Item 26.  Marketing Arrangements

Reference will be made to the underwriting agreement for the Registrant’s shares of common stock to be filed in an amendment to the Registrant’s Registration Statement.

Item 27.  Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$
listing fee
Printing (other than certificates)
Engraving and printing certificates
Accounting fees and expenses
Legal fees and expenses
FINRA fee
Miscellaneous
Total	$

Item 28.  Persons Controlled by or under Common Control

None.

Item 29.  Number of Holders of Securities

As of ____________, 2010, the number or record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock, par value, $.01 per share	None

Item 30.  Indemnification

The Articles of Incorporation of the Registrant provide that, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for damages.  This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.  Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances.

The Registrant’s Articles of Incorporation also provide that no amendment to the charter of the Registrant shall affect any right of any person based on any event, omission or proceeding prior to the amendment.  Insofar as Indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable.  If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in

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connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

The description of the Investment Adviser under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Adviser, reference is made to Form ADV filed with the Commission (Commission File No. 801-252) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

Item 32.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Investment Adviser, at 345 Park Avenue, New York, New York 10154; the Registrant’s transfer agent, DWS Investment Services Company, at 210 W. 10th Street, Kansas City, Missouri 64105-1614; and the Registrant’s custodian, State Street Bank and Trust Company at 222 Franklin Street, Boston, Massachusetts 02109.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.           The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration

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statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, DWS Floating Rate Opportunities Fund, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and the state of New York, on the 7th day of June, 2010.

By /s/Michael G. Clark Michael G. Clark, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of DWS Floating Rate Opportunities Fund, Inc. has been signed below by the following persons in the capacities and on the date indicated.

______/s/Michael G. Clark_________________ Michael G. Clark	Director, President and Chief Executive Officer	June 7, 2010
/s/Paul H. Schubert_________________ Paul H. Schubert	Treasurer and Chief Financial Officer	June 7, 2010

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EXHIBIT INDEX

a.           Articles of Incorporation

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